Exhibit 10.7

EXECUTION VERSION

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT

dated as of

July 1, 2015

between

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as First Lien Facility Agent and Applicable First Lien Agent,

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Second Lien Facility Agent and Applicable Second Lien Agent

relating to

PRIME SECURITY SERVICES BORROWER, LLC

TABLE OF CONTENTS

SECTION 1. Definitions		4

1.1	Defined Terms	4
1.2	Terms Generally	16

SECTION 2. Lien Priorities		16

2.1	Subordination of Liens	16
2.2	Prohibition on Contesting Liens	17
2.3	No New Liens	17
2.4	Confirmation of Subordination in Second Lien Obligations Collateral Documents	18
2.5	Perfection of Liens	19
2.6	Waiver of Marshalling	19

SECTION 3. Enforcement		19

3.1	Exercise of Remedies	19
3.2	Cooperation	23
3.3	Actions Upon Breach	24

SECTION 4. Payments		24

4.1	Nature of Claims	24
4.2	Application of Proceeds	24
4.3	Payments Over	25

SECTION 5. Other Agreements		25

5.1	Releases	25
5.2	Insurance	27
5.3	Amendments to Second Lien Obligations Collateral Documents	28
5.4	Rights As Unsecured Creditors	29
5.5	First Lien Obligations Representatives as Gratuitous Bailees/Gratuitous Agent for Perfection	29
5.6	[Reserved]	31
5.7	Reinstatement	31
5.8	Refinancings	32

SECTION 6. Insolvency or Liquidation Proceedings		32

6.1	Financing Issues	32
6.2	Relief from the Automatic Stay	33
6.3	Adequate Protection	34
6.4	Avoidance Issues	35
6.5	Application	35
6.6	Waivers	35
6.7	Post-Petition Interest	36
6.8	Separate Grants of Security and Separate Classification	36
6.9	Reorganization Securities	37

6.10	Voting	37

SECTION 7. Reliance; Waivers; etc.		37

7.1	Reliance	37
7.2	No Warranties or Liability	38
7.3	Obligations Unconditional	38

SECTION 8. Miscellaneous		39

8.1	Conflicts	39
8.2	Continuing Nature of this Agreement; Severability	39
8.3	Amendments; Waivers	39
8.4	Information Concerning Financial Condition of the Company and its Subsidiaries	40
8.5	Subrogation	40
8.6	Application of Payments	41
8.7	Governing Law; Jurisdiction; Consent to Service of Process; Waivers	41
8.8	WAIVER OF JURY TRIAL	42
8.9	Notices	42
8.10	Further Assurances	43
8.11	Additional Pledgors	43
8.12	Binding on Successors and Assigns	43
8.13	Specific Performance	43
8.14	Section Titles	44
8.15	Counterparts	44
8.16	Authorization	44
8.17	No Third Party Beneficiaries; Successors and Assigns	44
8.18	Effectiveness of Agreement	44
8.19	Agent Capacities	44
8.20	Relative Rights	45
8.21	References	46
8.22	Requirements for Consent and Acknowledgment	46
8.23	Intercreditor Agreements	48

Acknowledgement of and Consent to the First Lien/Second Lien Intercreditor Agreement (Company and the Other Pledgors)

EXHIBITS:

Exhibit A-1	Consent and Acknowledgment (Other First Lien Obligations)

Exhibit A-2	Consent and Acknowledgment (Other Second Lien Obligations)

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT

This FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT, dated as of July 1, 2015 (as amended, renewed, extended, supplemented, restated, replaced or otherwise modified from time to time, this “Agreement”), is between CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CS”), in its capacities as the First Lien Facility Agent and the Applicable First Lien Agent, and CS, in its capacities as the Second Lien Facility Agent and the Applicable Second Lien Agent; and is acknowledged and consented to by (a) PRIME SECURITY SERVICES BORROWER, LLC, a Delaware limited liability company (together with its successors in such capacity and as provided in Section 8.18 (Effectiveness of Agreement), the “Company”), and the other Pledgors, (b) each Other First Lien Obligations Agent, for itself and on behalf of the Other First Lien Obligations Secured Parties, that has executed and delivered an applicable Consent and Acknowledgment, and (c) each Other Second Lien Obligations Agent, for itself and on behalf of the Other Second Lien Obligations Secured Parties, that has executed and delivered an applicable Consent and Acknowledgment. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the First Lien Credit Agreement (or equivalent term in any other First Lien Facility or Other First Lien Obligations Credit Document).

BACKGROUND

A. WHEREAS, the Company (i) is a party to that certain First Lien Credit Agreement dated as of the date hereof among Prime Security Services Holdings, LLC, a Delaware limited liability company (“Holdings”), the Company, the lenders party thereto from time to time, and CS, as administrative agent, and (ii) may become a party to Other First Lien Obligations Credit Documents from time to time hereafter;

B. WHEREAS, the Company (i) is a party to that certain Second Lien Credit Agreement dated as of the date hereof among Holdings, the Company, the lenders party thereto from time to time, and CS, as administrative agent, and (ii) may become a party to Other Second Lien Obligations Credit Documents from time to time hereafter;

C. WHEREAS, this Agreement governs the relationship between the First Lien Obligations Secured Parties as a group, on the one hand, and the Second Lien Obligations Secured Parties as a group, on the other, with respect to the Common Collateral; and

D. WHEREAS, it is understood and agreed that, after the date hereof, not all First Lien Obligations Secured Parties or Second Lien Obligations Secured Parties, as the case may be, may have security interests in all of the Collateral and nothing in this Agreement is intended to give rights to any person in any Collateral in which such person (or its Representative or collateral agent) does not otherwise have a security interest.

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions.

1.1 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” has the meaning assigned to such term in the preamble hereof.

“Applicable Agent” means either the Applicable First Lien Agent or the Applicable Second Lien Agent, as the context may require.

“Applicable First Lien Agent” means the First Lien Facility Agent until it shall have notified in writing the Applicable Second Lien Agent, the Second Lien Facility Agent (if not acting as the Applicable Second Lien Agent) and any Other First Lien Obligations Representative that another Representative has become the Applicable First Lien Agent for the First Lien Obligations Secured Parties pursuant to a Permitted Pari Passu Intercreditor Agreement or other First Lien Obligations Documents. As of the date hereof, CS, in its capacity as the First Lien Facility Agent, shall act as the Applicable First Lien Agent.

“Applicable Second Lien Agent” means the Second Lien Facility Agent until it shall have notified in writing the Applicable First Lien Agent, the First Lien Facility Agent (if not acting as the Applicable First Lien Agent) and any Other Second Lien Obligations Representative that another Representative has become the Applicable Second Lien Agent for the Second Lien Obligations Secured Parties pursuant to a Permitted Pari Passu Intercreditor Agreement (as defined in the Second Lien Credit Agreement) or other Second Lien Obligations Documents. As of the date hereof, CS, in its capacity as the Second Lien Facility Agent, shall act as the Applicable Second Lien Agent.

“Bankruptcy Code” means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

“Bankruptcy Law” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Class” means, with respect to any Obligations, (a) all First Lien Obligations (which, collectively, shall constitute one class) and (b) all Second Lien Obligations (which, collectively, shall constitute one class).

“Closing Date” means July 1, 2015.

“Collateral” means all assets and properties subject to Liens in favor of any First Lien Obligations Secured Parties or Second Lien Obligations Secured Parties created by any of the First Lien Obligations Collateral Documents or the Second Lien Obligations Collateral Documents, as applicable, including any assets in which the Applicable First Lien Agent or the relevant First Lien Obligations Representatives are automatically deemed to have a Lien pursuant to the provisions of Section 2.3 and including any asset subject to Liens granted pursuant to Section 6 (Insolvency or Liquidation Proceedings) to secure both the First Lien Obligations and the Second Lien Obligations.

“Common Collateral” means the portion of the Collateral granted to secure both one or more Series of the First Lien Obligations and one or more Series of the Second Lien Obligations.

“Company” has the meaning assigned to such term in the preamble hereof.

“Comparable Second Lien Obligations Collateral Document” means, in relation to any Common Collateral subject to any Lien created under any First Lien Obligations Collateral Document, those Second Lien Obligations Collateral Documents that create a Lien on the same portion of Common Collateral, granted by the same Pledgor or Pledgors.

“Consent and Acknowledgment” means, as applicable, either (a) an instrument in form and substance substantially similar to Exhibit A-1 hereto or another instrument reasonably satisfactory to the Applicable First Lien Agent, the Applicable Second Lien Agent and the Company, pursuant to which any Other First Lien Obligations Secured Party, through its Other First Lien Obligations Agent, acknowledges this Agreement and consents to be bound by the terms hereof in accordance with Section 8.22 (Requirements for Consent) or (b) an instrument in form and substance substantially similar to Exhibit A-2 hereto or another instrument reasonably satisfactory to the Applicable First Lien Agent, the Applicable Second Lien Agent and the Company, pursuant to which any Other Second Lien Obligations Secured Party, through its Other Second Lien Obligations Agent, acknowledges this Agreement and consents to be bound by the terms hereof in accordance with Section 8.22.

“CS” has the meaning assigned to such term in the preamble hereof.

“DIP Financing” has the meaning assigned to such term in Section 6.1.

“Discharge” means, with respect to any Secured Obligations, except to the extent otherwise provided in Section 5.7 (Reinstatement) and Section 6.4 (Avoidance

Issues) below, (a) payment in full in cash or other immediately available funds of the principal of, and interest (including interest, fees, and expenses accruing on or after the commencement of an Insolvency or Liquidation Proceeding, whether or not such interest, fees, or expenses would be allowed in the proceeding) accrued on all outstanding Indebtedness included in such Secured Obligations after or concurrently with the termination of all commitments to extend credit thereunder (other than, if applicable, pursuant to any Secured Cash Management Agreements or Secured Hedge Agreements, in each case as provided under the relevant Documents or as to which reasonably satisfactory arrangements have been made with the relevant Cash Management Banks or Hedge Banks, as applicable, or their respective Affiliates, as the case may be), (b) with respect to any letters of credit or letters of credit guaranties that may be outstanding in respect of any Secured Obligations, termination or delivery of cash collateral, backstop letters of credit or other credit support in respect thereof in an amount and manner in compliance with the applicable Documents, and (c) payment in full in cash or other immediately available funds of any other Secured Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than in respect of contingent indemnification and expense reimbursement claims not then due); provided, that (i) the Discharge of the First Lien Facility Obligations shall not be deemed to have occurred if such payments are made with the proceeds of a facility designated by the Company as a First Lien Facility or a Refinancing of the First Lien Facility Obligations, (ii) the Discharge of any Other First Lien Obligations shall not be deemed to have occurred if such payments are made with the proceeds of any obligations that are designated by the Company as a Refinancing of such Other First Lien Obligations, (iii) the Discharge of the Second Lien Facility Obligations shall not be deemed to have occurred if such payments are made with the proceeds of a facility designated by the Company as a Second Lien Facility or a Refinancing of the Second Lien Facility Obligations and (iv) the Discharge of any Other Second Lien Obligations shall not be deemed to have occurred if such payments are made with the proceeds of any obligations that are designated by the Company as a Refinancing of such Other Second Lien Obligations. In the event that any Secured Obligations are modified and such Secured Obligations are paid over time or otherwise modified pursuant to Section 1129 of the Bankruptcy Code, such Secured Obligations shall be deemed to be Discharged when the final payment is made, in cash or in the form of consideration otherwise provided for in the applicable Plan of Reorganization, in respect of such Indebtedness and any obligations pursuant to such new Indebtedness shall have been satisfied. The term “Discharged” has a correlative meaning to the foregoing.

“Documents” means, collectively, the First Lien Obligations Documents and the Second Lien Obligations Documents, or any of the foregoing.

“First Lien Credit Agreement” means that certain First Lien Credit Agreement, dated as of the date hereof, among the Company, Holdings, the lenders party thereto from time to time and the First Lien Facility Agent, as amended, restated, supplemented, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, refinanced, extended or otherwise modified from time to time, including any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof (except to the extent any such refinancing, replacement or restructuring is designated by the Company to not be included in the definition of “First Lien Credit Agreement”).

“First Lien Facility” means (i) the First Lien Credit Agreement, and (ii) whether or not the facility referred to in clause (i) remains outstanding, if designated by the Company to be included in the definition of “First Lien Facility” and subject to the satisfaction of the applicable requirements set forth in Section 8.22 (Requirements for Consent), one or more (A) debt facilities or commercial paper facilities providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (B) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances) or (C) instruments or agreements evidencing any other Indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time (except to the extent any such refinancing, replacement or restructuring is designated by the Company to not be included in the definition of “First Lien Facility”).

“First Lien Facility Agent” means the collateral agent for the First Lien Facility Obligations Secured Parties, together with its successors or co-agents in substantially the same capacity as may from time to time be appointed pursuant to the First Lien Facility. As of the date hereof, CS shall be the First Lien Facility Agent.

“First Lien Facility Collateral Agreement” means (a) the Collateral Agreement (First Lien), dated as of the date hereof, among the Company, each other Pledgor party thereto and the First Lien Facility Agent, as amended, restated, supplemented or otherwise modified from time to time, and (b) any other collateral agreement entered into from time to time in respect of any First Lien Facility described in clause (ii) of the definition thereof and designated by the Company as a “First Lien Facility Collateral Agreement,” as amended, restated, supplemented or other modified from time to time.

“First Lien Facility Collateral Documents” means, collectively, the First Lien Facility Collateral Agreement, any of the other “Security Documents” (or comparable terms) as defined in the First Lien Credit Agreement or any other First Lien Facility Credit Document, and any other documents now existing or entered into after the date hereof that grant Liens on any assets or properties of any Pledgor to secure any First Lien Facility Obligations.

“First Lien Facility Credit Documents” means (i) the First Lien Credit Agreement and (ii) the instrument, agreement or other document evidencing or governing any First Lien Facility described in clause (ii) of the definition thereof.

“First Lien Facility Documents” means, collectively, (i) the documentation in respect of the First Lien Facility, including the First Lien Credit Agreement, any other First Lien Facility Credit Document, the First Lien Facility Collateral Documents and any other “Loan Documents” or comparable terms as defined in the applicable First Lien Facility, and (ii) each agreement, document or instrument providing for or evidencing obligations in respect of Secured Hedge Agreements or Secured Cash Management Agreements.

“First Lien Facility Obligations” means all “Secured Obligations” (as such term is defined in the First Lien Facility Collateral Agreement) of the Company and other obligors outstanding under, and all other obligations in respect of, any First Lien Facility Documents, to pay principal, premium (if any), interest, fees, expenses (including interest, fees, and expenses accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether or not allowed or allowable in such proceeding), penalties, indemnifications, reimbursements (including reimbursement obligations with respect to any letters of credit and bankers’ acceptance), damages and other liabilities payable under or in connection with the First Lien Facility Documents.

“First Lien Facility Obligations Secured Parties” means the persons holding any First Lien Facility Obligations, including the First Lien Facility Agent.

“First Lien Obligations” means, collectively, the First Lien Facility Obligations and the Other First Lien Obligations, or any of the foregoing.

“First Lien Obligations Collateral Documents” means, collectively, the First Lien Facility Collateral Documents and the Other First Lien Obligations Collateral Documents.

“First Lien Obligations Credit Documents” means, collectively, the First Lien Facility Credit Documents and the Other First Lien Obligations Credit Documents.

“First Lien Obligations Documents” means, collectively, the First Lien Facility Documents and the Other First Lien Obligations Documents.

“First Lien Obligations Representative” means each of the First Lien Facility Agent and each Other First Lien Obligations Agent.

“First Lien Obligations Secured Parties” means, collectively, the First Lien Facility Obligations Secured Parties and the Other First Lien Obligations Secured Parties, or any of the foregoing.

“Holdings” has the meaning assigned to such term in the recitals.

“Indebtedness” means and includes all obligations that constitute “Indebtedness,” “Debt” or other comparable terms as defined in the First Lien Credit Agreement, any First Lien Facility Credit Document, the Second Lien Credit Agreement, any Second Lien Facility Credit Document, any Other First Lien Obligations Credit Document or any Other Second Lien Obligations Credit Document, as applicable.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Pledgor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Pledgor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Pledgor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy (except to the extent permitted by the applicable Documents) or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Pledgor.

“New York Courts” has the meaning assigned to such term in Section 8.7(b).

“obligations” means any principal, interest, fees, and expenses (including interest, fees, and expenses accruing after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable in such proceeding), penalties, indemnifications, reimbursements (including, if applicable, reimbursement obligations with respect to any letters of credit and bankers’ acceptance), damages and other liabilities payable under the documentation governing any Indebtedness.

“Other First Lien Obligations” means all obligations of the Company and the other Pledgors (other than the First Lien Facility Obligations) to pay principal, premium (if any), interest, fees, expenses (including interest, fees, and expenses accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether or not allowed or allowable in such proceeding), penalties, indemnifications, reimbursements (including reimbursement obligations with respect to any letters of credit and bankers’ acceptance), damages and other liabilities payable under or in connection with the applicable Other First Lien Obligations Documents, in each case, (x) that are designated in writing by the Company as Other First Lien Obligations pursuant to and in accordance with Section 8.22 and (y) the Representative with respect to which has duly executed and delivered an applicable Consent and Acknowledgment.

“Other First Lien Obligations Agent” means, with respect to any Series of Other First Lien Obligations or any separate facility within such Series, the person elected, designated or appointed as the administrative agent and/or collateral agent, trustee or similar representative of such Series or such separate facility within such Series by or on behalf of the holders of such Series of Other First Lien Obligations or such separate facility within such Series, and its respective successors in substantially the same capacity as may from time to time be appointed.

“Other First Lien Obligations Collateral Documents” means, collectively, the security agreements (if different from the First Lien Facility Collateral Agreement) or any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Pledgor to secure any Other First Lien Obligations.

“Other First Lien Obligations Credit Document” means any (a) instruments, agreements or documents evidencing debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (b) debt securities, indentures and/or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances) or (c) instruments or agreements evidencing any other Indebtedness, in each case of the foregoing clauses to the extent that the obligations in respect thereof constitute Other First Lien Obligations.

“Other First Lien Obligations Documents” means, collectively, the Other First Lien Obligations Credit Documents and the Other First Lien Obligations Collateral Documents related thereto.

“Other First Lien Obligations Secured Parties” means, collectively, the persons holding any Other First Lien Obligations who have, directly or indirectly through their respective Other First Lien Obligations Agents, become party to and bound by this Agreement pursuant to a Consent and Acknowledgment in accordance with the provisions of Section 8.22 hereof.

“Other Second Lien Obligations” means all obligations of the Company and the other Pledgors (other than the Second Lien Facility Obligations) to pay principal, premium (if any), interest, fees, and expenses (including interest, fees and expenses accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether or not allowed or allowable in such proceeding), penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under or in connection with the applicable Other Second Lien Obligations Documents, in each case, (x) that are designated in writing by the Company as Other Second Lien Obligations pursuant to and in accordance with Section 8.22 and (y) the Representative with respect to which has duly executed and delivered an applicable Consent and Acknowledgment.

“Other Second Lien Obligations Agent” means, with respect to any Series of Other Second Lien Obligations or any separate facility within such Series, the person elected, designated or appointed as the administrative agent and/or collateral agent, trustee or similar representative of such Series or such separate facility within such Series by or on behalf of the holders of such Series of Other Second Lien Obligations or such separate facility within such Series, and its respective successors in substantially the same capacity as may from time to time be appointed.

“Other Second Lien Obligations Collateral Documents” means, collectively, the security agreements (if different from the Second Lien Facility Collateral Agreement) or any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Pledgor to secure any Other Second Lien Obligations.

“Other Second Lien Obligations Credit Document” means any (a) instruments, agreements or documents evidencing debt facilities or commercial paper facilities, providing for revolving credit loans or term loans, (b) debt securities, indentures and/or other forms of debt financing (including convertible or exchangeable debt instruments) or (c) instruments or agreements evidencing any other Indebtedness, in each case of the foregoing clauses to the extent that the obligations in respect thereof constitute Other Second Lien Obligations.

“Other Second Lien Obligations Documents” means, collectively, the Other Second Lien Obligations Credit Documents and the Other Second Lien Obligations Collateral Documents related thereto.

“Other Second Lien Obligations Secured Parties” means, collectively, the persons holding any Other Second Lien Obligations who have, directly or indirectly through their respective Other Second Lien Obligations Agents, become party to and bound by this Agreement pursuant to a Consent and Acknowledgment in accordance with the provisions of Section 8.22 hereof.

“Permitted Remedies” means, with respect to any Second Lien Obligations:

(a) filing a claim or statement of interest with respect to such Second Lien Obligations; provided, that an Insolvency or Liquidation Proceeding has been commenced by or against any Pledgor;

(b) taking any action (not adverse to the Liens securing any First Lien Obligations, the priority status thereof, or the rights of the Applicable First Lien Agent or any of the First Lien Obligations Secured Parties to exercise rights, powers and/or remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Collateral;

(c) filing any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Second Lien Obligations Secured Parties, including any claims secured by the Second Lien Obligations Collateral, in each case in accordance with the terms of this Agreement;

(d) filing any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Pledgors arising under either any Insolvency or Liquidation Proceeding or applicable non-Bankruptcy Law, in each case not inconsistent with or prohibited by the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction);

(e) voting on any Plan of Reorganization, filing any proof of claim, making other filings and making any arguments, obligations, and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement; and

(f) the exercise of any rights or remedies with respect to the Collateral after termination of the Standstill Period subject to Section 3.1(e) of this Agreement.

“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other type of dispositive plan of arrangement or restructuring proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Pledged Collateral” means the Common Collateral in the possession or control of any Representative (or its agents or bailees), to the extent that possession or control thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction.

“Pledgors” means Holdings, the Company and each of its subsidiaries that shall have granted any Lien in favor of any Representative on any of its assets or properties to secure any of the Secured Obligations.

“Post-Petition Claims” means, collectively, interest, fees, costs, expenses and other charges that pursuant to any First Lien Obligations Document or any Second Lien Obligations Document continue to accrue after the commencement of an Insolvency or Liquidation Proceeding.

“Recovery” has the meaning assigned to such term in Section 6.4.

“Refinance” means, in respect of any Indebtedness, to amend, restate, supplement, waive, replace (whether or not upon termination, and whether with the original parties or otherwise), restructure, repay, refund, refinance or otherwise modify from time to time (including by means of any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the obligations under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof). “Refinanced” and “Refinancing” have correlative meanings.

“Representative” means (a) in respect of the First Lien Facility Obligations or the First Lien Facility Obligations Secured Parties, the First Lien Facility Agent, (b) in respect of the Second Lien Facility Obligations or the Second Lien Facility Obligations Secured Parties, the Second Lien Facility Agent, (c) in respect of any Series of Other First Lien Obligations or the relevant Other First Lien Obligations Secured Parties, the Other First Lien Obligations Agent of such Series, and (d) in respect of any Series of Other Second Lien Obligations or the relevant Other Second Lien Obligations Secured Parties, the Other Second Lien Obligations Agent of such Series.

“Required Lenders” means, with respect to any First Lien Obligations Documents, the First Lien Obligations Secured Parties in respect thereof the approval of which is required to approve an amendment or modification of, termination or waiver of any provision of, or consent to any departure from such First Lien Obligations Documents (or would be required to effect such consent under this Agreement if such consent were treated as an amendment of such First Lien Obligations Documents).

“Revolving Outstandings” has the meaning assigned to such term in Section 6.1(a).

“Second Lien Credit Agreement” means that certain Second Lien Credit Agreement, dated as of the date hereof, among the Company, Holdings, the lenders party thereto from time to time and the Second Lien Facility Agent, as amended, restated, supplemented, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, refinanced, extended or otherwise modified from time to time, including any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof (except to the extent any such refinancing, replacement or restructuring is designated by the Company to not be included in the definition of “Second Lien Credit Agreement”).

“Second Lien Facility” means (i) the Second Lien Credit Agreement, and (ii) whether or not the facility referred to in clause (i) remains outstanding, if designated in writing by the Company to be included in the definition of “Second Lien Facility” and subject to the satisfaction of the applicable requirements set forth in Section 8.22, one or more (A) debt facilities or commercial paper facilities providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (B) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances) or (C) instruments or agreements evidencing any other Indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time (except to the extent any such refinancing, replacement or restructuring is designated by the Company to not be included in the definition of “Second Lien Facility”).

“Second Lien Facility Agent” means the collateral agent for the Second Lien Facility Obligations Secured Parties, together with its successors or co-agents in substantially the same capacity as may from time to time be appointed pursuant to the Second Lien Facility. As of the date hereof, CS shall be the Second Lien Facility Agent.

“Second Lien Facility Collateral Agreement” means (a) the Collateral Agreement (Second Lien), dated as of the date hereof, among the Company, each other Pledgor party thereto and the Second Lien Facility Agent, as amended, restated, supplemented or otherwise modified from time to time, and (b) any other collateral agreement entered into from time to time in respect of any Second Lien Facility described in clause (ii) of the definition thereof and designated by the Company as a “Second Lien Facility Collateral Agreement,” as amended, restated, supplemented or other modified from time to time.

“Second Lien Facility Collateral Documents” means, collectively, the Second Lien Facility Collateral Agreement, any of the other “Security Documents” (or comparable terms) as defined in the Second Lien Credit Agreement or any other Second Lien Facility Credit Document, and any other documents now existing or entered into after the date hereof that grant Liens on any assets or properties of any Pledgor to secure any Second Lien Facility Obligations.

“Second Lien Facility Credit Documents” means (i) the Second Lien Credit Agreement and (ii) the instrument, agreement or other document evidencing or governing any Second Lien Facility described in clause (ii) of the definition thereof.

“Second Lien Facility Documents” means, collectively, the documentation in respect of the Second Lien Facility, including the Second Lien Credit Agreement, any other Second Lien Facility Credit Document, the Second Lien Facility Collateral Documents and any other “Loan Documents” or comparable terms as defined in the applicable Second Lien Facility.

“Second Lien Facility Obligations” means all “Secured Obligations” (as such term is defined in the Second Lien Facility Collateral Agreement) of the Company and other obligors outstanding under, and all other obligations in respect of, any Second Lien Facility Documents, to pay principal, premium (if any), interest, fees, expenses (including interest, fees, and expenses accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether or not allowed or allowable in such proceeding), penalties, indemnifications, reimbursements, damages and other liabilities payable under or in connection with the Second Lien Facility Documents.

“Second Lien Facility Obligations Secured Parties” means the persons holding any Second Lien Facility Obligations, including the Second Lien Facility Agent.

“Second Lien Obligations” means, collectively, the Second Lien Facility Obligations and the Other Second Lien Obligations, or any of the foregoing.

“Second Lien Obligations Collateral Documents” means, collectively, the Second Lien Facility Collateral Documents and the Other Second Lien Obligations Collateral Documents.

“Second Lien Obligations Documents” means, collectively, the Second Lien Facility Documents and the Other Second Lien Obligations Documents.

“Second Lien Obligations Representative” means each of the Second Lien Facility Agent and each Other Second Lien Obligations Agent.

“Second Lien Obligations Secured Parties” means, collectively, the Second Lien Facility Obligations Secured Parties and the Other Second Lien Obligations Secured Parties, or any of the foregoing.

“Secured Obligations” means, collectively, the First Lien Facility Obligations, any Other First Lien Obligations, the Second Lien Facility Obligations and any Other Second Lien Obligations, or any of the foregoing.

“Secured Cash Management Agreement” has the meaning assigned to it in the First Lien Credit Agreement.

“Secured Hedge Agreement” has the meaning assigned to it in the First Lien Credit Agreement.

“Secured Parties” means, collectively, the First Lien Facility Obligations Secured Parties, the Second Lien Facility Obligations Secured Parties, any Other First Lien Obligations Secured Parties and any Other Second Lien Obligations Secured Parties, or any of the foregoing.

“Series” means, as applicable,

(a) each of the First Lien Facility Obligations and each series of Other First Lien Obligations, each of which shall constitute a separate series of the Class of Secured Obligations constituting First Lien Obligations, except that, in the event that any two or more series of such Other First Lien Obligations (i) are secured by identical Collateral held by a common collateral agent and (ii) the Company designates such Other First Lien Obligations to constitute a single series, such series of Other First Lien Obligations shall collectively constitute a single series. The First Lien Obligations Secured Parties with respect to each series of First Lien Obligations shall constitute a separate series of First Lien Obligations Secured Parties; and

(b) each of the Second Lien Facility Obligations and each series of Other Second Lien Obligations, each of which shall constitute a separate series of the Class of Secured Obligations constituting Second Lien Obligations, except that, in the event that any two or more series of such Other Second Lien Obligations (i) are secured by identical Collateral held by a common collateral agent and (ii) the Company designates such Other Second Lien Obligations to constitute a single series, such series of Other Second Lien Obligations shall collectively constitute a single series. The Second Lien Obligations Secured Parties with respect to each series of Second Lien Obligations shall constitute a separate series of Second Lien Obligations Secured Parties.

“Standstill Period” has the meaning assigned to such term in Section 3.1(e).

“subsidiary” means, with respect to any person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York, unless otherwise provided herein.

1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any person shall be construed to include such person’s successors and assigns, but shall not be deemed to include the subsidiaries of such person unless express reference is made to such subsidiaries, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Exhibits shall be construed to refer to Sections and Exhibits of this Agreement, (e) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) the term “or” is not exclusive.

SECTION 2. Lien Priorities.

2.1 Subordination of Liens. Notwithstanding (i) the date, time, method, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to secure any First Lien Obligations on the Common Collateral or of any Liens granted to secure any Second Lien Obligations on the Common Collateral, (ii) any provision of the UCC, any Bankruptcy Law or any other applicable law, (iii) any provision of the First Lien Obligations Documents or the Second Lien Obligations Documents, (iv) whether any First Lien Obligations Secured Party or Second Lien Obligations Secured Party, either directly or through agents, holds possession of, or has control over, all or any part of the Common Collateral, (v) the fact that any Liens granted to secure the Second Lien Obligations or any Liens granted to secure any First Lien Obligations may be subordinated, voided, avoided, invalidated or lapsed or (vi) any other circumstance of any kind or nature whatsoever, each of the Applicable Second Lien Agent and each relevant Representative, for itself and on behalf of the applicable Second Lien Obligations Secured Parties, hereby agrees that, whether or not any Liens securing any First Lien Obligations are subordinated to any Liens securing any other Obligation of any Pledgor or any other person, (a) any Lien on the Common Collateral securing or purporting to secure any First Lien Obligations will at all times, regardless of how acquired (whether by grant, statute, operation of law, subrogation or otherwise), have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing or purporting to secure any Second Lien Obligations for all purposes, and (b) any Lien on the Common Collateral securing or purporting to secure any Second Lien Obligations will at all times, regardless of how acquired (whether by grant, statute, operation of law, subrogation or otherwise), be junior and subordinate in all respects to all Liens on the Common Collateral securing or purporting to secure any First Lien Obligations for all purposes.

2.2 Prohibition on Contesting Liens. Each of the Applicable Second Lien Agent and each relevant Representative, for itself and on behalf of the applicable Second Lien Obligations Secured Parties, and each of the Applicable First Lien Agent and each relevant Representative, for itself and on behalf of the applicable First Lien Obligations Secured Parties, agrees that, until the Discharge of First Lien Obligations has occurred, it shall not (and hereby waives any right to) take any action to challenge, contest or support any other person in contesting or challenging, directly or indirectly, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, perfection, priority or enforceability of (a) a Lien securing, or claim asserted with respect to, any First Lien Obligations or (b) a Lien securing, or claim asserted with respect to, any Second Lien Obligations; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of any First Lien Obligations Representative or any First Lien Obligations Secured Party to enforce this Agreement (including the priority of the Liens securing the First Lien Obligations or the provisions for exercise of remedies) or any of the First Lien Obligations Documents.

2.3 No New Liens. So long as the Discharge of First Lien Obligations has not occurred and subject to Section 6, the Applicable Second Lien Agent and each other Second Lien Obligations Representative, for itself and on behalf of the applicable Second Lien Obligations Secured Parties, agrees that, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Pledgor, it shall not acquire or hold any Lien on any assets of the Company or any other Pledgor securing any Second Lien Obligations that are not also subject to the first-priority Lien in respect of the First Lien Obligations under the First Lien Obligations Documents. If the Applicable Second Lien Agent, any Second Lien Obligations Representative or any Second Lien Obligations Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any property that is not also subject to the first-priority Lien in respect of the First Lien Obligations under the First Lien Obligations Documents, then the Applicable Second Lien Agent, such Second Lien Obligations Representative or such Second Lien Obligations Secured Party, as the case may be, shall, without the need for any further consent of any person and notwithstanding anything to the contrary in any other document, be deemed to also hold and have held such Lien for the benefit of the Applicable First Lien Agent and the First Lien Obligations Representatives as security for the First Lien Obligations (subject to the lien priority and other terms hereof) and shall promptly notify the Applicable First Lien Agent and each First Lien Obligations Representative in writing of the existence of such Lien (if and to the extent the Applicable Second Lien Agent, such Second Lien Obligations Representative or such Second Lien Obligations Secured Party has actual knowledge of the existence of such Lien) and in any event take such actions as may be reasonably requested by the Applicable First Lien Agent or any First Lien Obligations Representative to assign or release such Liens to the Applicable First Lien Agent (but may retain a junior lien on such assets or property subject to the terms hereof) or, in the event that such Liens do not secure all First Lien Obligations, the relevant First Lien Obligations Representative (and/or each of their respective designees) as security for the applicable First Lien Obligations. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to any First Lien Obligations Representative or any other First Lien Obligations Secured Party, each Second Lien Obligations Representative agrees, for itself and on behalf of the other Second Lien Obligations Secured Parties, that any amounts received by or distributed to any Second Lien Obligations Secured Party pursuant to or as a result of any Lien granted in contravention of this Section 2.3 shall be subject to Section 4.3.

Notwithstanding anything to the contrary set forth in the foregoing paragraph of this Section 2.3 or any other part of this Agreement, the foregoing paragraph shall not apply with respect to any Series of First Lien Facility Obligations or Other First Lien Obligations that, by their terms, are not intended to be secured by all of the Common Collateral and, in particular, are not intended to be secured by such assets but only to the extent of such assets (and the relevant First Lien Obligations Representative and Second Lien Obligations Representative may rely conclusively on a certificate to that effect provided to it by the Company upon its reasonable request without further inquiry).

Notwithstanding anything in this Agreement or any other First Lien Obligations Documents or Second Lien Obligations Documents to the contrary, collateral consisting of cash and cash equivalents pledged to secure First Lien Obligations consisting of reimbursement obligations in respect of Letters of Credit or otherwise held by the First Lien Obligations Representative pursuant to Section 2.05(e) of the First Lien Facility (or any equivalent successor provision) shall be applied as specified in the First Lien Facility and will not constitute Common Collateral.

2.4 Confirmation of Subordination in Second Lien Obligations Collateral Documents.

Each of the Applicable Second Lien Agent and each Second Lien Obligations Representative agrees that each applicable Second Lien Obligations Collateral Document shall, unless otherwise agreed to by the Applicable First Lien Agent, include language substantially the same as the following paragraph (or language to similar effect reasonably approved by the Applicable First Lien Agent to reflect the subordination of the Liens):

“Notwithstanding anything herein to the contrary, (i) the Liens and security interests granted to the [insert the relevant Second Lien Obligations Representative] for the benefit of the [Secured Parties] pursuant to this Agreement and (ii) the exercise of any right or remedy by the [insert the relevant Second Lien Obligations Representative] hereunder or the application of proceeds (including insurance proceeds and condemnation proceeds) of any Common Collateral are subject to the provisions of the First Lien/Second Lien Intercreditor Agreement, dated as of July 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien/Second Lien Intercreditor Agreement”), by and among Credit Suisse AG, Cayman Islands Branch, in its capacity as the First Lien Facility Agent, the Second Lien Facility Agent, the Applicable First Lien Agent and the Applicable Second Lien Agent, respectively. In the event of any conflict between the terms of the First Lien/Second Lien Intercreditor Agreement and the terms of this Agreement, the terms of the First Lien/Second Lien Intercreditor Agreement shall govern.”

2.5 Perfection of Liens. None of the Applicable First Lien Agent, or any First Lien Obligations Representative, or any other First Lien Obligations Secured Party shall be responsible for perfecting or maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Applicable Second Lien Agent, any Second Lien Obligations Representative or any other Second Lien Obligations Secured Party. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Obligations Secured Parties and the Second Lien Obligations Secured Parties and shall not impose on the Applicable First Lien Agent, any First Lien Obligations Representative, any other First Lien Obligations Secured Party, the Applicable Second Lien Agent, any Second Lien Obligations Representative, any other Second Lien Obligations Secured Party or any agent, or trustee for any of the foregoing persons any obligations in respect of the Disposition of proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or governmental authority or any applicable law.

2.6 Waiver of Marshalling. Until the Discharge of First Lien Obligations, each of the Applicable Second Lien Agent and each relevant Representative, for itself and on behalf of the applicable Second Lien Obligations Secured Parties, agrees not to assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Common Collateral or any other similar rights a junior secured creditor may have under applicable law.

SECTION 3. Enforcement.

3.1 Exercise of Remedies.

(a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Pledgor:

(i) except as otherwise provided herein, the Applicable First Lien Agent and each other First Lien Obligations Representative shall have the exclusive right, in each case with respect to Common Collateral, to (x) enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and enforce any right under any account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement to which the Applicable First Lien Agent, any First Lien Obligations Representative or any other First Lien Obligations Secured Party is a party, (y) make determinations regarding the release, Disposition or restrictions with respect to any Common Collateral without any consultation with or the consent of any Second Lien Obligations Representative or any Second Lien Obligations Secured Party, and (z) otherwise enforce the rights and remedies of a secured creditor under the UCC and the Bankruptcy Law of any applicable jurisdiction, so long as any proceeds of any Common Collateral received by the Applicable First Lien Agent, such First Lien Obligations Representative and other First Lien Obligations Secured Parties in the aggregate in excess of those necessary to achieve the Discharge of First Lien Obligations are distributed in accordance with Section 4.2 (Application of Proceeds) subject to the relative priorities set forth in Section 2.1 (Subordination of Liens); and

(ii) none of the Applicable Second Lien Agent, or any Second Lien Obligations Representative or any other Second Lien Obligations Secured Party will:

(x) subject to Section 3.1(e), exercise or seek to exercise any rights or remedies (including setoff or recoupment) with respect to any Common Collateral or any other Lien, collateral or security in respect of any applicable Second Lien Obligations, or exercise any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure),

(y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral or any other Lien, collateral or security by the Applicable First Lien Agent, any First Lien Obligations Representative or any other First Lien Obligations Secured Party in respect of the First Lien Obligations, the exercise of any right by the Applicable First Lien Agent, any First Lien Obligations Representative or any other First Lien Obligations Secured Parties (or any agent or sub-agent on their behalf) in respect of the First Lien Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Applicable Second Lien Agent, any Second Lien Obligations Representative or any other Second Lien Obligations Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral or any other Lien, collateral or security under the First Lien Obligations Documents or otherwise in respect of the First Lien Obligations, or

(z) object to the forbearance by the Applicable First Lien Agent, any First Lien Obligations Representative or any other First Lien Obligations Secured Party from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral or any other Lien, collateral or security under the First Lien Obligations Documents or otherwise in respect of the First Lien Obligations;

provided, however, that the Applicable Second Lien Agent and the other Second Lien Obligations Secured Parties may take any Permitted Remedies.

(b) So long as the Discharge of First Lien Obligations has not occurred, each of the Applicable Second Lien Agent and each relevant Representative, for itself and on behalf of the Second Lien Obligations Secured Parties holding the relevant Series, agree that it will not take or receive any Common Collateral or other collateral or any proceeds of Common Collateral or other collateral in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any Common Collateral or other collateral in respect of the applicable Second Lien Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in the proviso to clause (ii) of Section 3.1(a) and in Section 3.1(e), the sole right of the Applicable Second Lien Agent, the Second Lien Obligations Representatives and the other Second Lien Obligations Secured Parties with respect to the Common Collateral or any other collateral securing any Second Lien Obligations is to hold a Lien on the Common Collateral or such other collateral in respect of the applicable Second Lien Obligations pursuant to the Second Lien Obligations Documents, as applicable, for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred.

(c) Subject to the proviso in clause (ii) of Section 3.1(a) above and Section 3.1(e) below, (i) each of the Applicable Second Lien Agent and each Second Lien Obligations Representative, for itself and on behalf of the relevant Second Lien Obligations Secured Parties, agree that neither it nor any other Second Lien Obligations Secured Party will take any action that would hinder or interfere with any exercise of remedies undertaken by the Applicable First Lien Agent, any First Lien Obligations Representative or any other First Lien Obligations Secured Party with respect to the Common Collateral or any other collateral securing the First Lien Obligations, including any Disposition of the Common Collateral or such other collateral, whether by foreclosure or otherwise; (ii) each of the Applicable Second Lien Agent and each Second Lien Obligations Representative, for itself and on behalf of the relevant Second Lien Obligations Secured Parties, acknowledges that any First Lien Obligations Secured Party may enforce rights or exercise remedies (v) in any manner in its sole discretion in compliance with applicable law, (w) without consultation with or the consent of any Second Lien Obligations Secured Parties, (x) regardless of whether or not an Insolvency or Liquidation Proceeding has commenced, (y) regardless of any provision of any Second Lien Obligations Documents (other than this Agreement) and (z) regardless of whether or not such exercise is adverse to the interest of any Second Lien Obligations Secured Parties; and (iii) each of the Applicable Second Lien Agent and each relevant Representative, for itself and on behalf of the Second Lien Obligations Secured Parties holding the relevant Series, hereby waives any and all rights it or any such Second Lien Obligations Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the Applicable First Lien Agent or any First Lien Obligations Representative seeks to enforce or collect the First Lien Obligations or the Liens granted to secure any First Lien Obligations, regardless of whether any action or failure to act by or on behalf of the Applicable First Lien Agent, any First Lien Obligations Representative or any First Lien Obligations Secured Party is adverse to the interests of any of the Second Lien Obligations Secured Parties.

(d) Each of the Applicable Second Lien Agent and each relevant Representative, for itself and on behalf of the Second Lien Obligations Secured Parties holding the relevant Series, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any applicable Second Lien Obligations Document shall be deemed to restrict in any way the rights and remedies of the Applicable First Lien Agent, any First Lien Obligations Representative or any other First Lien Obligations Secured Party with respect to the Common Collateral or other collateral securing the First Lien Obligations as set forth in this Agreement and any First Lien Obligations Documents.

(e) Notwithstanding Section 3.1(a) (but subject to clauses (i), (ii) and (iii) of this Section 3.1(e)), each party hereto agrees that, after a period of 180 days has elapsed since the date on which the Applicable Second Lien Agent has delivered to the Applicable First Lien Agent and each First Lien Obligations Representative (if not the Applicable First Lien Agent) a written notice of the acceleration of the relevant Second Lien Obligations (the “Standstill Period”), the Applicable Second Lien Agent or the relevant Second Lien Obligations Representatives may, subject to Section 4 below, (A) enforce or exercise, or seek to enforce or exercise, any rights or remedies (including any right of setoff) with respect to any Common Collateral (including the enforcement of any right under any account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement to which the Second Lien Obligations Representatives or any other Second Lien Obligations Secured Party is a party) or (B) commence or join with any person (other than the Applicable First Lien Agent or any First Lien Obligations Representative) in commencing, or petition for or vote in favor of any resolution for, any action or proceeding with respect to such rights or remedies (including any foreclosure action), if:

(i) no First Lien Obligations Secured Party shall have commenced or is diligently pursuing the enforcement or exercise of any rights or remedies with respect to all or a material portion of the Common Collateral, or shall have sought or requested relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit of such enforcement actions,

(ii) any acceleration of the relevant Second Lien Obligations has not been rescinded, and

(iii) no Pledgor is then a debtor in an Insolvency or Liquidation Proceeding.

Notwithstanding anything to the contrary contained in this Section 3.1, (A) in no event shall any Second Lien Obligations Representative or any other Second Lien Obligations Secured Party enforce or exercise any rights or remedies with respect to any Common Collateral, or commence, join with any person in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding if any First Lien Obligations Representative or any other First Lien Obligations Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to any Common Collateral or any such action or proceeding (prompt written notice thereof to be given to the Applicable Second Lien Agent by the relevant First Lien Obligations Representative) and (B) after the expiration of the Standstill Period, so long as none of the Applicable First Lien Agent, or any First Lien Obligations Representative or any other First Lien Obligations Secured Party has commenced any action to enforce their Lien on any material portion of the Common Collateral, in the event that and for so long as the Second Lien Obligations Secured Parties (or the Applicable Second Lien Agent or the relevant Second Lien Obligations Representatives on their behalf) have commenced any actions to enforce their Lien with respect to all or any material portion of the Common Collateral to the extent permitted hereunder and are diligently pursuing such actions, none of the Applicable First Lien Agent, or any First Lien Obligations Representative or any other First Lien Obligations Secured Party shall take any action of a similar nature with respect to such Common Collateral; provided, that all other provisions of this Agreement (including the turnover provisions of Section 4) are complied with.

3.2 Cooperation. Subject to the proviso to clause (ii) of Section 3.1(a) and Section 3.1(e), each of the Applicable Second Lien Agent and each Second Lien Obligations Representative, for itself and on behalf of applicable Second Lien Obligations Secured Parties, agrees that, unless and until the Discharge of First Lien Obligations has occurred, it will not commence, or join with any person (other than the Applicable First Lien Agent, any First Lien Obligations Representative and the other First Lien Obligations Secured Parties, upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral or any other collateral under any of the applicable Second Lien Obligations Documents or otherwise in respect of the applicable Second Lien Obligations secured by the Common Collateral.

3.3 Actions Upon Breach. If any Second Lien Obligations Secured Party, in contravention of the terms of this Agreement, in any way takes, attempts to or threatens to take any action with respect to the Common Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), this Agreement shall create an irrebuttable presumption and admission by such Second Lien Obligations Secured Party that relief against such Second Lien Obligations Secured Party by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the First Lien Obligations Secured Parties, it being understood and agreed by each of the Applicable Second Lien Agent and each Second Lien Obligations Representative, for itself and on behalf of the applicable Second Lien Obligations Secured Parties, that (i) the First Lien Obligations Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Lien Obligations Secured Party waives any defense that the Pledgors and/or the First Lien Obligations Secured Parties cannot demonstrate damage and/or can be made whole by the awarding of damages.

SECTION 4. Payments.

4.1 Nature of Claims. Each of the Applicable Second Lien Agent and each Second Lien Obligations Representative, for itself and on behalf of the applicable Second Lien Obligations Secured Parties, acknowledges and agrees that (i) with respect to any commitments under any First Lien Obligations Agreement that constitute revolving credit commitments, in the ordinary course of business, the applicable First Lien Obligations Representative and lenders thereunder will apply payments and make advances to the Company or other Pledgors thereunder and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (ii) no release of any Lien by the Applicable First Lien Agent or any First Lien Obligations Representative, as the case may be, upon any portion of the Common Collateral or other collateral securing any First Lien Obligations in connection with a Disposition not prohibited under the First Lien Obligations Documents shall constitute the exercise of remedies prohibited under this Agreement, and (iii) the amount of the First Lien Obligations that may be outstanding at any time or from time to time may be increased by way of incremental commitments or reduced and, with respect to any First Lien Obligations that comprise revolving facilities, subsequently reborrowed. The Lien priority set forth in this Agreement shall not be altered or otherwise affected by any amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the First Lien Obligations or any portion thereof.

4.2 Application of Proceeds. Each of the Applicable Second Lien Agent and each Second Lien Obligations Representative, for itself and on behalf of the applicable Second Lien Obligations Secured Parties acknowledges and agrees that, so long as the Discharge of First Lien Obligations has not occurred, the Common Collateral and any other collateral securing the First Lien Obligations or proceeds thereof received in connection with the Disposition of, or collection on, such Common Collateral or such other collateral upon the exercise of remedies as a secured party shall be applied by the Applicable First Lien Agent or the relevant First Lien Obligations Representatives to the applicable First Lien Obligations in a manner as specified in the relevant First Lien Obligations Documents until the Discharge of First Lien Obligations has occurred. After the Discharge of First Lien Obligations, subject to Section 5.7 hereof, the Applicable First Lien Agent and the First Lien Obligations Representatives (if not the Applicable First Lien Agent) shall deliver promptly to the Applicable Second Lien Agent (and/or its designees), for the benefit of the Second Lien Obligations Secured Parties, any Common Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the relevant Second Lien Obligations Representative to the Second Lien Obligations in a manner as specified in the Second Lien Obligations Documents. Any Common Collateral or proceeds thereof remaining after the Discharge of Second Lien Obligations shall be promptly delivered to the Pledgors or as a court of competent jurisdiction may otherwise direct to be applied.

4.3 Payments Over. Any Common Collateral or other collateral securing any First Lien Obligations or proceeds thereof received by the Applicable Second Lien Agent, any Second Lien Obligations Representative or any other Second Lien Obligations Secured Party in connection with the exercise of any right or remedy (including setoff or recoupment) relating to the Common Collateral or such other collateral or otherwise in contravention of this Agreement prior to the Discharge of First Lien Obligations shall be segregated and held in trust for the benefit of, and forthwith paid over to, the Applicable First Lien Agent (and/or its designees), for the benefit of the First Lien Obligations Secured Parties, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Applicable First Lien Agent and each First Lien Obligations Representative (if not the Applicable First Lien Agent) are each hereby individually authorized to make any such endorsements as agent for the Applicable Second Lien Agent, any Second Lien Obligations Representative or any other Second Lien Obligations Secured Parties. This authorization is coupled with an interest and is irrevocable.

SECTION 5. Other Agreements.

5.1 Releases.

(a) If, at any time any Pledgor or any First Lien Obligations Secured Party delivers notice to the Applicable Second Lien Agent or the relevant Second Lien Obligations Representatives that any specified Common Collateral (including all or substantially all of the equity interests of a Pledgor or any of its subsidiaries, which shall include for such purpose, in the case of the sale of equity interests in any such subsidiary) held by such subsidiary (or any direct or indirect subsidiary thereof) is Disposed of (other than to another Pledgor),

(i) by the owner of such Common Collateral in a transaction not prohibited under the First Lien Credit Facility, any applicable Other First Lien Obligations Documents, the Second Lien Credit Agreement and any applicable Other Second Lien Obligations Documents; or

(ii) during the existence of any Event of Default under (and as defined in) the First Lien Credit Facility or any applicable Other First Lien Obligations Documents in connection with any enforcement action, exercise of rights or remedies or to the extent that the Applicable First Lien Agent has consented to such Disposition;

then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens securing the Second Lien Obligations upon such Common Collateral will automatically be released and discharged as and upon, but only to the extent, such Liens on such Common Collateral securing the First Lien Obligations are released and discharged.

Upon delivery to the Applicable Second Lien Agent and each Second Lien Obligations Representative (if different from the Applicable Second Lien Agent) of a notice from the Applicable First Lien Agent, the relevant First Lien Obligations Representatives or the Company, which notice states that any release of Liens securing or supporting any First Lien Obligations has become effective (or shall become effective upon the release by the Applicable Second Lien Agent or other relevant Second Lien Obligations Secured Parties), whether in connection with a sale of such assets by the relevant Pledgor pursuant to the preceding clauses or otherwise, the Applicable Second Lien Agent or such other Second Lien Obligations Secured Parties, as the case may be, shall promptly execute and deliver such instruments, releases, termination statements or other documents or instruments confirming such release on customary terms or otherwise reasonably satisfactory to the Applicable First Lien Agent and the Company, it being understood that all reasonable and documented out-of-pocket expenses incurred by any Second Lien Obligations Secured Parties (and their respective representatives) in connection with the execution and delivery of such release documents or instruments shall be borne by the Pledgors. In the case of the Disposition of all or substantially all of the capital stock of a Pledgor or any of its subsidiaries, the guarantee in favor of the Second Lien Obligations Secured Parties, if any, made by such Pledgor or such subsidiary will automatically be released and discharged as and upon, but only to the extent, the guarantee by such Pledgor or such subsidiary of the First Lien Obligations is released and discharged if (A) such Disposition is not prohibited by the terms of the First Lien Obligations Documents and the Second Lien Obligations Documents or (B) such Disposition is made during the existence of any Event of Default under (and as defined in) the First Lien Credit Facility or any applicable Other First Lien Obligations Documents in connection with any enforcement action, exercise of rights or remedies or to the extent that the Applicable First Lien Agent has consented to such Disposition.

(b) Each of the Applicable Second Lien Agent and each Second Lien Obligations Representative for itself and on behalf of the applicable Second Lien Obligations Secured Parties hereby irrevocably constitutes and appoints (which appointment is coupled with an interest) the Company, the Applicable First Lien Agent and any officer or agent of the Company or the Applicable First Lien Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Applicable Second Lien Agent or such Second Lien Obligations Representative, or in the Company’s or the Applicable First Lien

Agent’s own name, from time to time in the Company’s or such First Lien Obligations Representative’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.

(c) Unless and until the Discharge of First Lien Obligations has occurred, each of the Applicable Second Lien Agent and each Second Lien Obligations Representative, for itself and on behalf of the applicable Second Lien Obligations Secured Parties, hereby consents to the application, whether prior to or after a default, of proceeds of Common Collateral or other collateral to the repayment of First Lien Obligations pursuant to the applicable First Lien Obligations Documents; provided, that nothing in this Section 5.1(c) shall be construed to prevent or impair the rights of the Second Lien Obligations Representatives or the other Second Lien Obligations Secured Parties to receive proceeds in connection with the Second Lien Obligations not otherwise in contravention of this Agreement.

5.2 Insurance. The Applicable First Lien Agent (or the relevant First Lien Obligations Representative) and the Applicable Second Lien Agent (or the relevant Second Lien Obligations Representative) will be named as additional insureds and/or loss payees, as applicable, under any insurance policies maintained by any Pledgor. Proceeds of the Common Collateral include insurance proceeds and, therefore, the Lien priority set forth in this Agreement shall govern the ultimate Disposition of such insurance proceeds. Unless and until the Discharge of First Lien Obligations has occurred, the Applicable Second Lien Agent and each Second Lien Obligations Representative, for itself and on behalf of the applicable Second Lien Obligations Secured Parties, hereby agrees that, subject to the rights of the Pledgors under the First Lien Obligations Documents:

(a) the Applicable First Lien Agent or the relevant First Lien Obligations Representatives, as the case may be, shall have the sole and exclusive right to (i) adjust settlement for any losses covered by an insurance policy covering the Common Collateral or any other collateral securing the First Lien Obligations and (ii) approve any award granted in any condemnation or similar proceeding (or a deed in lieu of condemnation) affecting the Common Collateral or such other collateral; and

(b) all proceeds of any such policy and any such award or deed, if in respect of the Common Collateral or such other collateral, shall be paid (i) first, prior to the occurrence of the Discharge of First Lien Obligations, to the Applicable First Lien Agent (which shall, upon receipt of such proceeds, promptly forward to the relevant First Lien Obligations Representatives for application in respect of the applicable Series) for the benefit of the First Lien Obligations Secured Parties pursuant to the terms of the applicable First Lien Obligations Documents, (ii) second, after the occurrence of the Discharge of First Lien Obligations, to the Applicable Second Lien Agent (which shall, upon receipt of such proceeds, promptly forward to the relevant Second Lien Obligations Representatives for application in respect of the applicable Series) for the benefit of the Second Lien Obligations Secured Parties pursuant to the terms of the applicable Second Lien Obligations Documents, and (iii) third, if no Second Lien Obligations are outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If the Applicable Second Lien Agent, any Second Lien Obligations Representative or any other Second Lien Obligations Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Applicable First Lien Agent in accordance with the terms of this Section 5.2.

5.3 Amendments to Second Lien Obligations Collateral Documents.

(a) So long as the Discharge of First Lien Obligations has not occurred, without the prior written consent of the Applicable First Lien Agent, no Second Lien Obligations Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent that any provisions therein as so amended, supplemented or modified, or the terms of any new Second Lien Obligations Collateral Document, would be prohibited by, or would require any Pledgor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(b) In the event that the relevant First Lien Obligations Representatives or other First Lien Obligations Secured Parties enter into any amendment, waiver or consent in respect of or replace any First Lien Obligations Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Obligations Collateral Document or changing in any manner the rights of such First Lien Obligations Representatives, such First Lien Obligations Secured Parties, the Company or any other Pledgor thereunder, then such amendment, waiver, consent or replacement shall apply automatically to any comparable provision of each Comparable Second Lien Obligations Collateral Document in which the Pledgors grants a Lien on the same collateral, without the consent of the Applicable Second Lien Agent, any Second Lien Obligations Representative or any other Second Lien Obligations Secured Party and without any action by any such person; provided, that such amendment, waiver, consent or replacement (i) does not materially adversely affect the rights of the Second Lien Obligations Secured Parties or their interests in the Common Collateral to a greater extent than the First Lien Obligations Secured Parties in a like or similar manner (other than by virtue of their relative priorities and rights and obligations hereunder), (ii) release any Lien of the Second Lien Facility Obligations Secured Parties (except as expressly permitted hereunder) or (iii) imposes any additional obligations on any Second Lien Obligations Representative without its consent. The Applicable First Lien Agent or the relevant First Lien Obligations Representatives shall give written notice of such amendment, waiver or consent to the Applicable Second Lien Agent and each Second Lien Obligations Representative (if not the same as the Applicable Second Lien Agent); provided, that the failure to give such notice shall not affect the effectiveness of such amendment, waiver, consent or replacement with respect to the provisions of any Second Lien Obligations Collateral Document as set forth in this Section 5.3(b).

5.4 Rights As Unsecured Creditors. The Applicable Second Lien Agent and the relevant Second Lien Obligations Representatives may exercise rights and remedies as an unsecured creditor against the Company or any other Pledgor that has guaranteed the Second Lien Obligations in accordance with the terms of the applicable Second Lien Obligations Documents and applicable law, in each case to the extent not inconsistent with, or prohibited by, the provisions of this Agreement. Nothing in this Agreement shall prohibit the receipt by the Applicable Second Lien Agent, any Second Lien Obligations Representative or any other Second Lien Obligations Secured Party of the required payments of interest and principal so long as such receipt is not the direct or indirect result of (a) the exercise by the Applicable Second Lien Agent or any Second Lien Obligations Representative of rights or remedies as a secured creditor in respect of any Common Collateral or other collateral securing any Second Lien Obligations (including any right of set-off) or (b) enforcement in contravention of this Agreement of any Lien in respect of any Second Lien Obligations. In the event that the Applicable Second Lien Agent or any Second Lien Obligations Representative becomes a judgment lien creditor or other secured creditor in respect of any Common Collateral or other collateral securing any Second Lien Obligations as a result of its enforcement of its rights as an unsecured creditor in respect of any Second Lien Obligations or otherwise, such judgment or other lien shall be subordinated to the Liens securing the First Lien Obligations on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to such Liens securing the First Lien Obligations under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies that any First Lien Obligations Representative or any First Lien Obligations Secured Party may have with respect to the collateral securing any First Lien Obligations.

5.5 First Lien Obligations Representatives as Gratuitous Bailees/Gratuitous Agent for Perfection.

(a) Each of the Applicable First Lien Agent and each First Lien Obligations Representative agrees to hold the Pledged Collateral that is part of the Common Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee and/or gratuitous agent for the benefit of and on behalf of the Applicable Second Lien Agent, each Second Lien Obligations Representative and any assignee thereof solely for the purpose of perfecting the security interest granted in such Pledged Collateral, if any, pursuant to the Second Lien Obligations Collateral Agreements, subject to the terms and conditions of this Section 5.5 (such bailment and/or agency being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104(a)(2) and 9-313(c) of the UCC). Pending delivery to the Applicable First Lien Agent, each other Representative shall hold any Pledged Collateral that is part of the Common Collateral that is in its possession or control, as gratuitous bailee and/or gratuitous agent for the benefit of and on behalf of each other Secured Party and any assignee thereof solely for the purpose of perfecting the security interest granted in such Pledged Collateral, if any, pursuant to the relevant First Lien Obligations Collateral Documents and Second Lien Obligations Collateral Agreements, in each case, subject to the terms and conditions of this Section 5.5 (such bailment and/or agency being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104(a)(2) and 9-313(c) of the UCC).

(b) In the event that the Applicable First Lien Agent or any First Lien Obligations Representative (or its agent or bailees), as applicable, has Lien filings against Intellectual Property (as defined in the applicable First Lien Obligations Collateral Documents) that is part of the Common Collateral that are necessary for the perfection of Liens on such Common Collateral, the Applicable First Lien Agent or such First Lien Obligations Representative, as applicable, agrees to hold such Liens as gratuitous bailee and/or gratuitous agent for the Applicable Second Lien Agent and each Second Lien Obligations Representative and any assignee solely for the purpose of perfecting the security interest granted in such Common Collateral, if any, pursuant to the Second Lien Obligations Collateral Agreements, subject to the terms and conditions of this Section 5.5.

(c) Except as otherwise specifically provided herein (including Sections 3.1 and 4.1), until the Discharge of First Lien Obligations has occurred, the Applicable First Lien Agent and any First Lien Obligations Representative shall be entitled to deal with any Pledged Collateral in accordance with the terms of the relevant First Lien Obligations Collateral Documents as if the Liens under the Second Lien Obligations Collateral Documents did not exist. The rights of the Second Lien Obligations Representatives and the other Second Lien Obligations Secured Parties with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(d) Neither the Applicable First Lien Agent nor any First Lien Obligations Representative shall have any obligation whatsoever to the Applicable Second Lien Agent, any Second Lien Obligations Representative or any other Second Lien Obligations Secured Party to assure that the Pledged Collateral is genuine or owned by the Pledgors or to protect or preserve rights or benefits of any person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5. The duties or responsibilities of the Applicable First Lien Agent and the First Lien Obligations Representatives under this Section 5.5 shall be limited solely to holding the Pledged Collateral as gratuitous bailee and/or gratuitous agent for the Applicable Second Lien Agent and each Second Lien Obligations Representative for purposes of perfecting the Liens securing any Second Lien Obligations.

(e) Neither the Applicable First Lien Agent nor any First Lien Obligations Representative shall have, by reason of any Second Lien Obligations Collateral Documents or this Agreement or any other document, a fiduciary relationship in respect of the Applicable Second Lien Agent, any Second Lien Obligations Representative or any other Second Lien Obligations Secured Party. The Applicable Second Lien Agent, each Second Lien Obligations Representative and each other Second Lien Obligations Secured Parties hereby waive and release the Applicable First Lien Agent and each First Lien Obligations Representative from all claims and liabilities arising pursuant to the Applicable First Lien Agent’s role or any First Lien Obligations Representative’s role, as agent and gratuitous bailee and/or gratuitous agent with respect to any Common Collateral, under this Section 5.5.

(f) After the Discharge of the First Lien Obligations, the Applicable First Lien Agent or the relevant First Lien Obligations Representatives, as the case may be, shall promptly deliver to the Applicable Second Lien Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) and to the extent that such Pledged Collateral is in the possession or control of the Applicable First Lien Agent or such First Lien Obligations Representative (or its agents or bailees), together with any necessary endorsements (or otherwise allow the Applicable Second Lien Agent to obtain control of such Pledged Collateral), or as a court of competent jurisdiction may otherwise direct.

(g) None of the Applicable First Lien Agent, or any First Lien Obligations Representative or any First Lien Obligations Secured Party shall be required to marshal any present or future collateral security for the Company’s or its subsidiaries’ obligations to the Applicable First Lien Agent, such First Lien Obligations Representatives or such First Lien Obligations Secured Parties under any First Lien Obligations Documents or any assurance of payment in respect thereof or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

5.6 [Reserved].

5.7 Reinstatement. If, at any time after the Discharge of First Lien Obligations has occurred, the Company incurs or designates any First Lien Obligations, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such incurrence or designation as a result of the occurrence of such first Discharge of First Lien Obligations), and the applicable agreement governing such First Lien Obligations shall automatically be treated as a First Lien Obligations Credit Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of the Common Collateral set forth herein. Upon receipt of notice of such designation (including the identity of any new First Lien Obligations Representative), the Applicable Second Lien Agent or the relevant Second Lien Obligations Representatives shall promptly (i) enter into such documents and agreements (it being understood that the Company will pay all reasonable and documented out-of-pocket expenses incurred by any such person (and their respective representatives) in connection with the execution and delivery of such documents and agreements), including amendments or supplements to this Agreement, as the Company or such new First Lien Obligations Representative shall reasonably request in writing in order to provide to the new First Lien Obligations Representative the rights of a First Lien Obligations Representative contemplated hereby and (ii) to the extent then held by the Applicable Second Lien Agent or any Second Lien Obligations Representative, deliver to such new First Lien Obligations Representative any Pledged Collateral that is Common Collateral, together with any necessary endorsements (or otherwise allow such new First Lien Obligations Representative to obtain possession or control of such Pledged Collateral).

5.8 Refinancings. Any Series of Secured Obligations may be Refinanced with Indebtedness constituting a Series of Secured Obligations of the same Class or another Class, in each case, without notice to or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any applicable Documents) of any Secured Party, all without affecting the priorities provided for herein or the other provisions hereof; provided, however, that the requirements set forth in Section 8.22 shall have been satisfied to the extent applicable.

SECTION 6. Insolvency or Liquidation Proceedings.

6.1 Financing Issues. Until the Discharge of First Lien Obligations has occurred, if the Company or any other Pledgor shall be subject to any Insolvency or Liquidation Proceeding and the Applicable First Lien Agent shall desire to permit the use, sale or lease of cash collateral (as defined in Section 363(a) of the Bankruptcy Code or any similar provision in any Bankruptcy Law) or to permit the Company or any other Pledgor to obtain financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision in any Bankruptcy Law (“DIP Financing”), then each of the Applicable Second Lien Agent and each Second Lien Obligations Representative for itself and on behalf of the applicable Second Lien Obligations Secured Parties agrees that (i) it will raise no objection to, will not support any objection to or otherwise contest, and shall be deemed to have consented to, such use, sale or lease of such cash collateral and DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and (ii) it will, to the extent the Liens securing the First Lien Obligations under the First Lien Obligations Documents are subordinated or pari passu with such DIP Financing, subordinate its Liens on the Common Collateral and any other collateral securing any Second Lien Obligations to such DIP Financing (and all Obligations relating thereto, including any “carve-out” from the Common Collateral granting administrative priority status or Lien priority to secure the payment of fees and expenses of the United States Trustee or professionals retained by any debtor or creditors’ committee agreed to by the Applicable First Lien Agent or the other First Lien Obligations Secured Parties) and to any adequate protection Liens granted to the Applicable First Lien Agent on the same basis as the Liens securing the First Lien Obligations are subordinated to the Liens securing the DIP Financing or to confirm the priorities with respect to Liens securing the First Lien Obligations under this Agreement, as applicable; provided, that the aggregate principal amount of the DIP Financing does not exceed the sum of (1) the aggregate amount of the First Lien Obligations (after taking into account any “roll-up” thereof) and (2) an amount equal to 100% of the aggregate commitments (whether drawn or undrawn) under such then-existing revolving credit facilities, in each case determined as of the commencement of such Insolvency or Liquidation Proceeding.

Each of the Applicable Second Lien Agent and each Second Lien Obligations Representative for itself and on behalf of the applicable Second Lien Obligations Secured Parties further agrees that:

(a) it will raise no objection to, and will not support any objection to or otherwise contest, any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of any First Lien Obligations made by the Applicable First Lien Agent, any relevant First Lien Obligations Representatives or any relevant First Lien Obligations Secured Party;

(b) it will raise no objection to, will not support any objection to or otherwise contest, any lawful exercise by any First Lien Obligations Secured Party of the right to credit bid the First Lien Obligations under Section 363(k) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) or at any sale in foreclosure or in any Insolvency or Liquidation Proceeding of any Common Collateral or other collateral securing any First Lien Obligations;

(c) it will raise no objection to, will not support any objection to or otherwise contest, any other request for judicial relief made in any court by any First Lien Obligations Secured Party relating to the lawful enforcement of any Lien on any Common Collateral or other collateral securing any First Lien Obligations; or

(d) except as set forth below, it will raise no objection to, will not support any objection to or otherwise contest, any order relating to a sale of any Common Collateral of any Pledgor for which any First Lien Obligations Representative has consented that provides, to the extent that the sale is to be free and clear of Liens, that the Liens securing the First Lien Obligations and the Second Lien Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens securing the First Lien Obligations do to the Liens securing the Second Lien Obligations in accordance with this Agreement, provided that the applicable Second Lien Obligations Secured Parties may assert any objection to the proposed bidding or related sale procedures to be utilized in connection with a sale or disposition that could be asserted by an unsecured creditor in any Insolvency or Liquidation Proceeding; without limiting the foregoing, the Applicable Second Lien Agent and each Second Lien Obligations Representative, for itself and on behalf of the applicable Second Lien Obligations Secured Parties, agrees that it may not raise any objections based on rights afforded by Sections 363(e) and (f) of the Bankruptcy Code to secured creditors (or any comparable provisions of any other Bankruptcy Law) with respect to the Liens granted to such person in respect of such assets. In addition, the Second Lien Obligation Secured Parties are not deemed to have waived any rights to credit bid on the Common Collateral in any such sale or disposition in accordance with Section 363(k) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law), so long as any such credit bid provides for the payment in full in cash of the First Lien Obligations.

6.2 Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, the Applicable Second Lien Agent and each Second Lien Obligations Representative, for itself and on behalf of the applicable Second Lien Obligations Secured Parties, agrees that none of them shall (i) seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral or any other collateral securing any First Lien Obligations without the prior written consent of all First Lien Obligations Representatives or the Required Lenders in respect of each Series of First Lien Obligations, or (ii) oppose the Applicable First Lien Agent, any First Lien Obligations Representative or any other First Lien Obligations Secured Party from seeking relief from the automatic stay or any other stay.

6.3 Adequate Protection. Each of the Applicable Second Lien Agent and each Second Lien Obligations Representative, for itself and on behalf of the applicable Second Lien Obligations Secured Parties, agrees that none of them shall contest, or support any other person contesting, (a) any request by the Applicable First Lien Agent, any First Lien Obligations Representative or any other First Lien Obligations Secured Party for adequate protection in any form or (b) any objection by the Applicable First Lien Agent, any First Lien Obligations Representative or any other First Lien Obligations Secured Party to any motion, relief, action or proceeding based on the Applicable First Lien Agent, such First Lien Obligations Representative’s or such First Lien Obligations Secured Party’s claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) if the First Lien Obligations Secured Parties (or any subset thereof) are granted adequate protection in the form of a Lien on additional or replacement collateral and/or a superpriority administrative claim in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of the Bankruptcy Code or any similar Bankruptcy Law, then the Applicable Second Lien Agent or each Second Lien Obligations Representative, for itself or on behalf of any applicable Second Lien Obligations Secured Party, (A) may seek or request adequate protection in the form of a Lien on such additional or replacement collateral and/or a superpriority administrative claim (as applicable), which Lien or superpriority claim is junior and subordinated to the Liens securing and providing adequate protection for, and claims with respect to, the First Lien Obligations and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations are so junior and subordinated to the Liens securing, and the claims with respect to, the First Lien Obligations under this Agreement and (B) agrees that it will not seek or request, without the consent of the Applicable First Lien Agent or as otherwise set forth in this Section 6.3, adequate protection in any other form, and (ii) in the event that the Applicable Second Lien Agent or any Second Lien Obligations Representative, for itself or on behalf of any applicable Second Lien Obligations Secured Party, is granted adequate protection in the form of a Lien on additional or replacement collateral and/or a superpriority administrative claim, then the Applicable Second Lien Agent or such Second Lien Obligations Representative, for itself or on behalf of such Second Lien Obligations Secured Party, agrees that the Applicable First Lien Agent or each First Lien Obligations Representative shall also be granted a senior Lien on such additional or replacement collateral as security and adequate protection for the applicable First Lien Obligations and any such DIP Financing and/or a superpriority administrative claim (as applicable), and that any Lien on such additional or replacement collateral securing or providing adequate protection for the Second Lien Obligations and/or superpriority claim shall be junior and subordinated to the Liens on such collateral securing, and the claims with respect to, the First Lien Obligations and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the First Lien Obligations Secured Parties or their respective Representatives as adequate protection on the same basis as the other Liens securing, and claims with respect to, the Second Lien Obligations are so junior and subordinated to such Liens securing and claims with respect to the First Lien Obligations under this Agreement. Without limiting the generality of the foregoing, to the extent that the First Lien Obligations Secured Parties are granted adequate protection in the form of payments in the amount of current post-petition interest, fees and expenses, and/or other cash payments, then the Applicable Second Lien Agent and the Second Lien Obligations Secured Parties shall not be prohibited from seeking and accepting adequate protection in the form of payments in the amount of current post-petition interest and incurred fees and expenses, and/or other cash payments (as applicable), subject to the right of the First Lien Obligations Secured Parties to object to the reasonableness of the amounts of fees and expenses or other cash payments so sought by the Second Lien Obligations Secured Parties.

6.4 Avoidance Issues. If any First Lien Obligations Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Pledgor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then as among the parties hereto, the First Lien Obligations shall be deemed to be reinstated to the extent of such Recovery and to be outstanding as if such payment had not occurred and the First Lien Obligations Secured Parties shall be entitled to a Discharge of First Lien Obligations with respect to all such Recovery and shall have all rights hereunder until such time. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

6.5 Application. The parties hereto expressly acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) and shall be applicable and effective prior to and after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Pledgor shall apply to any trustee for such person and such person as debtor in possession. The relative rights as to the Common Collateral and other collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Pledgor.

6.6 Waivers. Until the Discharge of First Lien Obligations has occurred, the Applicable Second Lien Agent and each Second Lien Obligations Representative, for itself and on behalf the applicable Second Lien Obligations Secured Parties, (a) will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) senior to or pari passu with the Liens securing the First Lien Obligations for costs or expenses of preserving or Disposing of any Common Collateral or other collateral, and (b) waives any claim it may now or hereafter have arising out of the election by any First Lien Obligations Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law).

6.7 Post-Petition Interest.

(a) None of the Applicable Second Lien Agent, any Second Lien Obligations Representative, or any other Second Lien Obligations Secured Party shall oppose or seek to challenge any claim by the Applicable First Lien Agent, any First Lien Obligations Representative or any other First Lien Obligations Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of Post-Petition Claims, under Section 506(b) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) or otherwise.

(b) None of the Applicable First Lien Agent, any First Lien Obligations Representative, or any other First Lien Obligations Secured Party shall oppose or seek to challenge any claim by the Applicable Second Lien Agent, any Second Lien Obligations Representative or any other Second Lien Obligations Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of Post-Petition Claims, under Section 506(b) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) or otherwise, to the extent of the value of the Lien of the Second Lien Obligations on the Common Collateral (after taking into account the First Lien Obligations).

6.8 Separate Grants of Security and Separate Classification. Each of the Company and the other Pledgors; each Applicable First Lien Agent, First Lien Obligations Representative, and all other First Lien Obligations Secured Parties; and each Applicable Second Lien Agent, Second Lien Obligations Representative, and all other Second Lien Obligations Secured Parties acknowledges and agrees that (i) the grants of Liens pursuant to the First Lien Facility Collateral Documents and the Second Lien Facility Collateral Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Common Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any Plan of Reorganization proposed or confirmed in an Insolvency or Liquidation Proceeding. In addition, the parties hereto agree that regardless of whether any Post-Petition Claim is allowed or allowable, and without limiting the generality of the other provisions of this Agreement, this Agreement expressly is intended to include and does include the “rule of explicitness” in that this Agreement expressly entitles the Applicable First Lien Agent, each First Lien Obligations Representative and each other First Lien Obligations Secured Party, and is intended to provide the Applicable First Lien Agent, such First Lien Obligations Representative and such other First Lien Obligations Secured Party with the right to receive, in respect of their First Lien Obligations, payment from the Common Collateral of all Post-Petition Claims through distributions made therefrom pursuant to the provisions of this Agreement even if any such Post-Petition Claims are not allowed or allowable against the bankruptcy estate of the Company or any other Pledgor under Section 502(b)(2) or Section 506(b) of the Bankruptcy Code or under any other provision of the Bankruptcy Code or any other Bankruptcy Law. To further effectuate the intent of the parties as provided in the immediately preceding sentences, if it is held that the claims of the First Lien Obligations Secured Parties and Second Lien Obligations Secured Parties in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the First Lien Obligations Secured Parties shall be entitled to receive, in addition to amounts distributed to them from, or in respect of, the Collateral in respect of principal, prepetition interest and other claims, all amounts owing in respect of Post-Petition Claims, irrespective of whether any claim for such amounts is allowed or allowable in such Insolvency or Liquidation Proceeding, before any distribution from, or in respect of, any Common Collateral is made in respect of the claims held by the Second Lien Obligations Secured Parties, with the Second Lien Obligations Secured Parties hereby acknowledging and agreeing to turn over to the First Lien Obligations Secured Parties amounts otherwise received or receivable by them from the Common Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Obligations Secured Parties.

6.9 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a Plan of Reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

6.10 Voting. No Second Lien Obligations Secured Party may support or vote in favor of any Plan of Reorganization (and each shall be deemed to have voted to reject any Plan of Reorganization) unless such plan (a) pays off, in cash in full, all First Lien Obligations, (b) is accepted by the class of holders of First Lien Obligations voting thereon in accordance with Section 1126 of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law), or (c) otherwise provides the holders of First Lien Obligations with the value of the Common Collateral in cash or otherwise, prior to any payment or distribution on account of the Second Lien Obligations, subject to Section 6.9 hereof.

SECTION 7. Reliance; Waivers; etc.

7.1 Reliance. The consent by the First Lien Obligations Secured Parties to the execution and delivery of the Second Lien Obligations Documents to which the First Lien Obligations Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the Closing Date by the First Lien Obligations Secured Parties to the Company or any of its subsidiaries shall be deemed to have been given and made in reliance upon this Agreement. Each Second Lien Obligations Representative, for itself and on behalf of the applicable Second Lien Obligations Secured Parties, acknowledges that neither it nor any such applicable Second Lien Obligations Secured Party is entitled to rely on any credit decision or other decisions made by any First Lien Obligations Representative or any First Lien Obligations Secured Party in taking or not taking any action under the applicable Second Lien Obligations Document or this Agreement.

7.2 No Warranties or Liability. No First Lien Obligations Secured Party has made, nor shall have been deemed to have made, any express or implied representation or warranty upon which any Second Lien Obligations Representative or the other Second Lien Obligations Secured Parties may rely or otherwise, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Obligations Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The First Lien Obligations Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the First Lien Obligations Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and they may manage their loans and extensions of credit without regard to any rights or interests that any Second Lien Obligations Representative or any other Second Lien Obligations Secured Parties may have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. No First Lien Obligations Secured Party shall have any duty to any Second Lien Obligations Representative or any other Second Lien Obligations Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any subsidiary thereof (including the Second Lien Obligations Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, no First Lien Obligations Representative, or any other First Lien Obligations Secured Party, or any Second Lien Obligations Representative, or any other Second Lien Obligations Secured Party has otherwise made to each other, nor does any of them hereby make to each other, any warranties, express or implied, nor does any of them assume any liability to each other, in each case with respect to (a) the enforceability, validity, value or collectibility of any of the Second Lien Obligations, the First Lien Obligations, or any guarantee or security which may have been granted to any of them in connection with the First Lien Obligations or the Second Lien Obligations, (b) the Company’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.

7.3 Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Obligations Representatives and the First Lien Obligations Secured Parties, and the Second Lien Obligations Representatives and the Second Lien Obligations Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Lien Obligations Documents or any Second Lien Obligations Documents;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or the Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the First Lien Facility Documents or any Other First Lien Obligations Document or of the terms of the Second Lien Facility Documents or any Other Second Lien Obligations Document;

(c) any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or the Second Lien Obligations or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Pledgor; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Pledgor in respect of the First Lien Obligations, or of any Second Lien Obligations Representative or any Second Lien Obligations Secured Party in respect of this Agreement.

SECTION 8. Miscellaneous.

8.1 Conflicts. Subject to Section 8.20 (Relative Rights), in the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Obligations Document or any Second Lien Obligations Document, the provisions of this Agreement shall govern.

8.2 Continuing Nature of this Agreement; Severability. Subject to Section 6.4 (Avoidance Issues), this Agreement shall continue to be effective until the Discharge of First Lien Obligations shall have occurred or such later time as the Discharge of Second Lien Obligations shall have occurred. This is a continuing agreement of lien subordination and the First Lien Obligations Secured Parties may continue, at any time and without notice to the Applicable Second Lien Agent, any Second Lien Obligations Representative (if different from the Applicable Second Lien Agent) or any other Second Lien Obligations Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Pledgor constituting First Lien Obligations in reliance hereon. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

8.3 Amendments; Waivers. Subject to Section 8.22 (Requirements for Consent and Acknowledgement) hereof, no amendment, modification or waiver of any of the provisions of this Agreement by the Applicable First Lien Agent, the Applicable Second Lien Agent, any Second Lien Obligations Representative or any First Lien Obligations Representative shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and the other Pledgors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except in respect of the provisions of this Agreement set forth in Section 8.17 below or otherwise to the extent their rights are affected, in which case the Company shall have the right to consent to or approve any such amendment, modification or waiver.

8.4 Information Concerning Financial Condition of the Company and its Subsidiaries. No First Lien Obligations Secured Party shall have any obligation to any Second Lien Obligations Representative or any other Second Lien Obligations Secured Party to keep such Second Lien Obligations Representative or such Second Lien Obligations Secured Party informed of, and the Second Lien Obligations Representatives and the other Second Lien Obligations Secured Parties shall not be entitled to rely on any First Lien Obligations Representative or any other First Lien Obligations Secured Party with respect to, (a) the financial condition of the Company and its subsidiaries and all endorsers, pledgors and/or guarantors of the Second Lien Obligations or the First Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Second Lien Obligations or the First Lien Obligations. No First Lien Obligations Representative, or any other First Lien Obligations Secured Party, or any Second Lien Obligations Representative or any other Second Lien Obligations Secured Party shall have any duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any First Lien Obligations Representative, any other First Lien Obligations Secured Party, any Second Lien Obligations Representative or any other Second Lien Obligations Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and none of the First Lien Obligations Representatives, the other First Lien Obligations Secured Parties, the Second Lien Obligations Representatives or the other Second Lien Obligations Secured Parties shall make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5 Subrogation. Each Second Lien Obligations Representative, for itself and on behalf of the applicable Second Lien Obligations Secured Parties, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder or under any First Lien Obligations Documents until the Discharge of First Lien Obligations has occurred and hereby agrees that no payment to any First Lien Obligations Representative or any other First Lien Obligations Secured Party pursuant to the provisions of this Agreement or any First Lien Obligations Document shall entitle any Second Lien Obligations Representative or any other Second Lien Obligations Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of First Lien Obligations has occurred.

8.6 Application of Payments. Except as otherwise provided herein, all payments received by any First Lien Obligations Secured Party may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations as the Applicable First Lien Agent in its sole discretion, or the First Lien Obligations Representatives in their sole discretion, deem appropriate, consistent with the terms of the First Lien Obligations Documents. Except as otherwise provided herein, each Second Lien Obligations Representative, for itself and on behalf of the applicable Second Lien Obligations Secured Parties, assents to any such extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the First Lien Obligations and to the addition or release of any other person primarily or secondarily liable therefor.

8.7 Governing Law; Jurisdiction; Consent to Service of Process; Waivers. (a)THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof (collectively, “New York Courts”), in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York Court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York Courts. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 8.9. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e) Each party hereto hereby irrevocably waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.7 any special, exemplary, punitive or consequential damages.

8.8 WAIVER OF JURY TRIAL.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.8.

8.9 Notices.

All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by facsimile, or sent to the e-mail address of the applicable recipient specified below (or the email address of a representative of the applicable recipient designated by such recipient from time to time to the parties hereto), as follows:

(a) if to the Applicable First Lien Agent and the First Lien Facility Agent as of the date hereof, to it at Credit Suisse AG, Cayman Islands Branch, Eleven Madison Avenue – 6th Floor, New York, NY 10010, Attn: Agency Manager (Facsimile No. (212) 322-2291, Email: agency.loanops@credit-suisse.com);

(b) if to the Applicable Second Lien Agent and the Second Lien Facility Agent as of the date hereof, to it at Credit Suisse AG, Cayman Islands Branch, Eleven Madison Avenue – 6th Floor, New York, NY 10010, Attn: Agency Manager (Facsimile No. (212) 322-2291, Email: agency.loanops@credit-suisse.com);

(c) if to any Other First Lien Obligations Agent or Other First Lien Obligations Agent, to it at the address provided in the relevant Consent and Acknowledgment;

(d) if to the Company, to it at Prime Security Services Borrower, LLC, 4221 W. John Carpenter Fairway, Irving, Texas 75063, Attn: P. Gray Finney (Facsimile No. (972) 916-6195, Email: grayfinney@Protection1.com); and

(e) if to any other Pledgor, to it in care of the Company as provided in clause (d) above.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto (and for this purpose a notice to the Company shall be deemed to be a notice to each Pledgor). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by facsimile or e-mail or on the date that is five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8.9 or in accordance with the latest unrevoked direction from such party given in accordance with this Section.

8.10 Further Assurances. Each of the Second Lien Obligations Representatives (for itself and on behalf of the applicable Second Lien Obligations Secured Parties) and each First Lien Obligations Representative (for itself and on behalf of the applicable First Lien Obligations Secured Parties) agrees that each of them shall take such further action and shall execute and deliver to the other persons such additional documents and instruments (in recordable form, if requested) as the relevant First Lien Obligations Representative, the relevant Second Lien Obligations Representative or the Company, as applicable, may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement, including, entering into an amendment, an amendment and restatement or a supplement of this Agreement to facilitate a designation by the Company of (i) a First Lien Facility, (ii) a Second Lien Facility, (iii) additional obligations as Other First Lien Obligations or (iv) additional obligations as Other Second Lien Obligations (including in each case of the foregoing in respect of a reinstatement contemplated by Section 5.7 or a Refinancing contemplated by Section 5.8). The Company agrees to pay all reasonable and documented out-of-pocket expenses incurred by any such Representatives in connection with the execution and delivery of such additional documents and instruments.

8.11 Additional Pledgors. The Pledgors agree that, if any subsidiary shall become a Pledgor after the date hereof, it will promptly cause such subsidiary to execute and deliver an instrument in a form of the Acknowledgment and Consent attached hereto with such changes as may be reasonably acceptable to the Applicable First Lien Agent and the Applicable Second Lien Agent.

8.12 Binding on Successors and Assigns. This Agreement shall be binding upon each First Lien Obligations Representative, each other First Lien Obligations Secured Party, each Second Lien Obligations Representative, each other Second Lien Obligations Secured Party and the respective permitted successors and assigns of any of the foregoing persons.

8.13 Specific Performance. Each First Lien Obligations Representative may demand specific performance of this Agreement. Each Second Lien Obligations

Representative, for itself and on behalf of the applicable Second Lien Obligations Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any First Lien Obligations Representative.

8.14 Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.15 Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile, each of which shall be an original and all of which shall together constitute one and the same document.

8.16 Authorization. By its signature, each person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. Each First Lien Obligations Representative represents and warrants that this Agreement is binding upon the applicable First Lien Obligations Secured Parties for which such First Lien Obligations Representative is the Representative. Each Second Lien Obligations Representative represents and warrants that this Agreement is binding upon the applicable Second Lien Obligations Secured Parties for which such Second Lien Obligations Representative is the Representative.

8.17 No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the First Lien Obligations Secured Parties and the Second Lien Obligations Secured Parties. No other person shall have or be entitled to assert rights or benefits hereunder. Notwithstanding the foregoing, the Company is an intended beneficiary and third party beneficiary hereof with the right and power to enforce with respect to Sections 5.1 (Releases), 5.3 (Amendments to Second Lien Obligations Collateral Documents), 5.7 (Reinstatement), 5.8 (Refinancings), 6.1 (Financing Issues), 8.3 (Amendments and Waivers) (solely with respect to the last sentence thereof), 8.17 (No Third Party Beneficiaries; Successors and Assigns) and 8.22 (Requirements for Consent and Acknowledgment) hereof.

8.18 Effectiveness of Agreement. This Agreement shall become effective when executed and delivered by the parties hereto. All references to the Company or any other Pledgor shall include the Company or any other Pledgor as debtor and debtor-in-possession and any receiver or trustee for such person in any Insolvency or Liquidation Proceeding.

8.19 Agent Capacities. It is understood and agreed that:

(a) CS (i) is entering into this Agreement solely in its capacity as the First Lien Facility Agent and the Applicable First Lien Agent, (ii) the provisions of the First Lien Credit Agreement affording rights, privileges, protections, immunities and indemnities to CS as administrative agent thereunder, including the provisions of the First Lien Credit Agreement applicable to CS as administrative agent thereunder shall also apply to CS as First Lien Facility Agent and the Applicable First Lien Agent hereunder, and (iii) in no event shall CS incur any liability in connection with this Agreement or be liable for or on account of the statements, representations, warranties, covenants or obligations stated to be those of the First Lien Facility Agent or any First Lien Obligations Secured Party hereunder, all such liability, if any, being expressly waived by the parties hereto and any person claiming by, through or under such party; and

(b) CS (i) is entering into this Agreement solely in its capacity as the Second Lien Facility Agent and the Applicable Second Lien Agent, (ii) the provisions of the Second Lien Credit Agreement affording rights, privileges, protections, immunities and indemnities to CS as administrative agent thereunder shall also apply to CS as Second Lien Facility Agent and the Applicable Second Lien Agent hereunder, and (iii) in no event shall CS incur any liability in connection with this Agreement or be personally liable for or on account of the statements, representations, warranties, covenants or obligations stated to be those of the Second Lien Obligations Representative or any Second Lien Obligations Secured Party hereunder, all such liability, if any, being expressly waived by the parties hereto and any person claiming by, through or under such party.

8.20 Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.3(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify any provisions of any First Lien Facility Documents, any Other First Lien Obligations Documents, any Second Lien Facility Document or any Other Second Lien Obligations Documents, or is intended to or will permit Holdings, the Company or any subsidiary thereof to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, any First Lien Obligations Documents or any Second Lien Obligations Documents; (b) change the relative priorities of the First Lien Obligations or the Liens granted under the First Lien Obligations Documents on the Common Collateral (or any other assets) as among the First Lien Obligations Secured Parties, it being expressly acknowledged and agreed that such relative priorities may be subject to any intercreditor agreements governing such relative priorities; (c) otherwise change the relative rights of the First Lien Obligations Secured Parties in respect of the Common Collateral as among such First Lien Obligations Secured Parties, it being expressly acknowledged and agreed that such relative rights of the First Lien Obligations Secured Parties may be subject to any intercreditor agreements governing such rights; (d) change the relative priorities of the Second Lien Obligations or the Liens granted under the Second Lien Obligations Documents on the Common Collateral (or any other assets) as among the Second Lien Obligations Secured Parties, it being expressly acknowledged and agreed that such relative priorities may be subject to any intercreditor agreements governing such relative priorities; (e) otherwise change the relative rights of the Second Lien Obligations Secured Parties in respect of the Common Collateral as among such Second Lien Obligations Secured Parties, it being expressly acknowledged and agreed that such relative rights of the Second Lien Obligations Secured Parties may be subject to any intercreditor agreements governing such rights; or (f) obligate Holdings, the Company or any subsidiary thereof to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, any First Lien Obligations Documents or any Second Lien Obligations Documents.

8.21 References. Notwithstanding anything to the contrary in this Agreement, any references contained herein to any Section, clause, paragraph, definition or other provision of the Second Lien Credit Agreement (including any definition contained therein) shall be deemed to be a reference to such Section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided, that any reference to any such Section, clause, paragraph or other provision shall refer to such Section, clause, paragraph or other provision of the Second Lien Credit Agreement, as applicable (including any definition contained therein), as amended or modified from time to time if such amendment or modification has been (1) made in accordance with the Second Lien Credit Agreement, and (2) either made in accordance with the First Lien Credit Agreement and the Other First Lien Obligations Documents or is approved in writing by, or on behalf of, the requisite First Lien Obligations Secured Parties as are needed under the terms of the First Lien Credit Agreement and the Other First Lien Obligations Documents, as applicable, to approve such amendment or modification.

8.22 Requirements for Consent and Acknowledgment.

(a) The Company may designate hereunder in writing additional obligations as a First Lien Facility, a Second Lien Facility, Other First Lien Obligations or Other Second Lien Obligations, and may specify that any such additional obligations constitute a Refinancing of any existing Series of First Lien Obligations or any Series of the Second Lien Obligations, as the case may be, without the consent of any other First Lien Obligations Secured Party or any other Second Lien Obligations Secured Party, if the incurrence of such obligations and related Liens (including the priority thereof) is not prohibited under the applicable First Lien Obligations Documents and the applicable Second Lien Obligations Documents.

(b) If not so prohibited and if the Company wishes to so designate, the Company shall (i) notify each Applicable Agent in writing of such designation (and such Applicable Agent shall forward such notice to each Representative then existing), (ii) cause the applicable agent for any such additional obligations that are designated as Other First Lien Obligations or Other Second Lien Obligations, as applicable, to execute and deliver an applicable Consent and Acknowledgment and (iii) if applicable, cause such agent to indicate in such Consent and Acknowledgment that such Other First Lien Obligations or Other Second Lien Obligations constitute a Refinancing of a specified existing Series of Secured Obligations.

(c) Notwithstanding anything to the contrary set forth in this Section 8.22 or in Section 8.3 (Amendments; Waivers) hereof, the Applicable First Lien Agent and the Applicable Second Lien Agent shall (i) to the extent applicable, provide written notice to each other Representative that the applicable agent for any such additional obligations that are designated as a First Lien Facility or Other First Lien

Obligations or Second Lien Facility or Other Second Lien Obligations, as applicable, has become the Applicable First Lien Agent or Applicable Second Lien Agent, as applicable, and (ii) at the request of the Company, without the consent of any First Lien Obligations Secured Party or any Second Lien Obligations Secured Party, execute and deliver the acknowledgement and confirmation of the applicable Consent and Acknowledgment and/or enter into an amendment, a restatement or a supplement of this Agreement to facilitate the designation of a First Lien Facility, a Second Lien Facility, Other First Lien Obligations or Other Second Lien Obligations. Any such amendment may, among other things:

(i) add other parties holding First Lien Facility Obligations, Second Lien Facility Obligations, Other First Lien Obligations or Other Second Lien Obligations (or any agent or trustee therefor), as the case may be, to the extent such Indebtedness is not prohibited by the applicable Document;

(ii) in the case of additional Second Lien Obligations, (A) establish that the Liens on the Common Collateral securing such Second Lien Obligations shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any present or future First Lien Obligations, and (B) provide to holders of such Second Lien Obligations (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the Applicable First Lien Agent or the First Lien Obligations Representatives) as are provided to the Second Lien Obligations Secured Parties under this Agreement; and

(iii) in the case of additional Other First Lien Obligations, (A) establish that the Liens on the Common Collateral securing such Other First Lien Obligations shall be superior and prior in all respects to all Liens on the Common Collateral securing any present or future Second Lien Obligations, and (B) provide to the holders of such Other First Lien Obligations (or any agent or trustee thereof) the comparable rights and benefits as are provided to the First Lien Obligations Secured Parties under this Agreement.

(d) Any such additional party as described in clause (c) above, each First Lien Obligations Representative, Applicable First Lien Agent, each Second Lien Obligations Representative and Applicable Second Lien Agent shall be entitled to rely on the determination of officers of the Company that such modifications do not violate any applicable Documents, if such determination is set forth in an officer’s certificate delivered by the Company at the request of such party, the Applicable First Lien Agent or the Applicable Second Lien Agent; provided, however, that such determination will not affect whether or not the Company has complied with its undertakings in such Documents.

(e) At the request of the Company, without the consent of any First Lien Obligations Secured Party or any other Second Lien Obligations Secured Party, any then existing First Lien Obligations Representative or Second Lien Obligations Representative (in addition to the Applicable First Lien Agent and the Applicable Second Lien Agent) shall execute and deliver the acknowledgement and confirmation of the applicable Consent and Acknowledgment and/or enter into an amendment, a restatement or a supplement of this Agreement to facilitate the designation of a First Lien Facility, a Second Lien Facility, Other First Lien Obligations or Other Second Lien Obligations. For the avoidance of doubt, such actions shall not be required for the effectiveness of any such designation of a First Lien Facility, a Second Lien Facility, Other First Lien Obligations or Other Second Lien Obligations.

8.23 Intercreditor Agreements.

(a) Notwithstanding anything to the contrary contained in this Agreement, each party hereto agrees that the First Lien Obligations Secured Parties (as among themselves) and the Second Lien Obligations Secured Parties (as among themselves) may each enter into intercreditor agreements (or similar arrangements) with the relevant First Lien Obligations Representative or Second Lien Obligations Representative, respectively, governing the rights, benefits and privileges as among the First Lien Obligations Secured Parties themselves or among the Second Lien Obligations Secured Parties themselves, as the case may be, in respect of any or all of the Common Collateral, this Agreement and the other First Lien Obligations Collateral Documents or the other Second Lien Obligations Collateral Documents, as the case may be, including as to the application of proceeds of any Common Collateral, voting rights, control of any Common Collateral and waivers with respect to any Common Collateral, in each case so long as the terms thereof do not violate or conflict with the provisions of this Agreement, any First Lien Obligations Collateral Documents or any Second Lien Obligations Collateral Documents, as the case may be. In any event, if a respective intercreditor agreement (or similar arrangement) exists, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement, any First Lien Obligations Collateral Document or Second Lien Obligations Collateral Document, and the provisions of this Agreement, the First Lien Obligations Collateral Documents the Second Lien Obligations Collateral Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)).

(b) In addition, in the event that the Company or any subsidiary thereof incurs any obligations secured by a Lien on any Common Collateral that is junior to Liens thereon securing any First Lien Obligations or Second Lien Obligations, as the case may be, and such obligations are not designated by the Company as a Second Lien Facility or Other Second Lien Obligations, then the Applicable First Lien Agent and Applicable Second Lien Agent may enter into an intercreditor agreement with the agent or trustee for the creditors with respect to such secured obligation to reflect the relative Lien priorities of such parties with respect to the relevant portion of the

Common Collateral and governing the relative rights, benefits and privileges as among such parties in respect of such Common Collateral, including as to application of the proceeds of such Common Collateral, voting rights, control of such Common Collateral and waivers with respect to such Common Collateral, in each case so long as such secured obligations are not prohibited under, and the terms of such intercreditor agreement do not violate or conflict with, the provisions of this Agreement or any of the First Lien Obligations Documents or Second Lien Obligations Documents, as the case may be. If any such intercreditor agreement (or similar arrangement) is entered into, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any First Lien Obligations Documents, and the provisions of this Agreement, the First Lien Obligations Documents and the Second Lien Obligations Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the respective terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)).

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH, in its capacity as
First Lien Facility Agent and Applicable
First Lien Agent

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH, in its capacity as
Second Lien Facility Agent and Applicable
Second Lien Agent

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

[Signature page to First Lien/Second Lien Intercreditor Agreement]

EXHIBIT A-1

CONSENT AND ACKNOWLEDGMENT

(Other First Lien Obligations)

This CONSENT AND ACKNOWLEDGMENT (this “Consent”), dated as of [mm] [dd], [yyyy], is executed by [                ], as an Other First Lien Obligations Agent (the “New Agent”), and acknowledged by [CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH], as the Applicable First Lien Agent, [CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH], as the Applicable Second Lien Agent, and PRIME SECURITY SERVICES BORROWER, LLC, as the Company (on behalf of itself and the other Pledgors as defined in the First Lien/Second Lien Intercreditor Agreement defined below).

This Consent is with respect to that certain First Lien/Second Lien Intercreditor Agreement, dated as of July 1, 2015 (as amended, renewed, extended, supplemented, restated, replaced or otherwise modified from time to time, the “First Lien/Second Lien Intercreditor Agreement”), by CS, in its capacities as First Lien Facility Agent and Applicable First Lien Agent, and CS, in its capacities as Second Lien Facility Agent and Applicable Second Lien Agent; and acknowledged and consented to (a) by the Company for itself and on behalf of the Pledgors, (b) by each other Other First Lien Obligations Agent, for itself and on behalf of such other Other First Lien Obligations Secured Parties, that has executed and delivered an applicable Consent and Acknowledgment, and (c) by each Other Second Lien Obligations Agent, for itself and on behalf of such Other Second Lien Obligations Secured Parties, that has executed and delivered an applicable Consent and Acknowledgment. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the First Lien/Second Lien Intercreditor Agreement.

Reference is made to [describe new Indebtedness] with respect to which the New Agent is acting as [trustee/collateral agent/authorized representative].

The New Agent hereby (a) represents that it is acting in the capacity of an Other First Lien Obligations Agent for the [“Secured Parties”] as defined in and under [                ] and (b) agrees, for itself and on behalf of such Secured Parties, to be bound by the terms of the First Lien/Second Intercreditor Agreement as if it were an Other First Lien Obligations Agent, and such Secured Parties were Other First Lien Obligations Secured Parties, as of the date of the First Lien/Second Lien Intercreditor Agreement.

The address of the New Agent for purposes of all notices and other communications hereunder and under the First Lien/Second Lien Intercreditor Agreement is                     ,                     , Attention of                      (Facsimile No.                     , E-mail address:                     ).

THIS CONSENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

IN WITNESS WHEREOF, the undersigned has caused this Consent and Acknowledgment to be duly executed by its authorized officer as of the day and year first above written.

[NEW AGENT]

By:
Name:
Title:

Acknowledged and Confirmed by, for purposes of the First Lien/Second Lien Intercreditor Agreement:

[                 ], as Applicable Second Lien Agent

By:
Title:
Name:

[                 ], as Applicable First Lien Agent

By:
Title:
Name:

PRIME SECURITY SERVICES BORROWER, LLC,

for itself and on behalf of the Pledgors

By:
Title:
Name:

EXHIBIT A-2

CONSENT AND ACKNOWLEDGMENT

(Other Second Lien Obligations)

This CONSENT AND ACKNOWLEDGMENT (this “Consent”), dated as of [mm] [dd], [yyyy], is executed by [                ], as an Other Second Lien Obligations Agent (the “New Agent”), and acknowledged by [CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH], as the Applicable First Lien Agent, [CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH], as the Applicable Second Lien Agent, and PRIME SECURITY SERVICES BORROWER, LLC, as the Company (on behalf of itself and the other Pledgors as defined in the First Lien/Second Lien Intercreditor Agreement defined below).

This Consent is with respect to that certain First Lien/Second Lien Intercreditor Agreement, dated as of July 1, 2015 (as amended, renewed, extended, supplemented, restated, replaced or otherwise modified from time to time, the “First Lien/Second Lien Intercreditor Agreement”), by CS, in its capacities as First Lien Facility Agent and Applicable First Lien Agent, and CS, in its capacities as Second Lien Facility Agent and Applicable Second Lien Agent; and acknowledged and consented to (a) by the Company for itself and on behalf of the Pledgors, (b) by each Other First Lien Obligations Agent, for itself and on behalf of such Other First Lien Obligations Secured Parties, that has executed and delivered an applicable Consent and Acknowledgment, and (c) by each other Other Second Lien Obligations Agent, for itself and on behalf of such other Other Second Lien Obligations Secured Parties, that has executed and delivered an applicable Consent and Acknowledgment. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the First Lien/Second Lien Intercreditor Agreement.

Reference is made to [describe new Indebtedness] with respect to which the New Agent is acting as [trustee/collateral agent/authorized representative].

The New Agent hereby (a) represents that it is acting in the capacity of an Other Second Lien Obligations Agent for the [“Secured Parties”] as defined in and under [                ] and (b) agrees, for itself and on behalf of such Secured Parties, to be bound by the terms of the First Lien/Second Intercreditor Agreement as if it were an Other Second Lien Obligations Agent, and such Secured Parties were Other Second Lien Obligations Secured Parties, as of the date of the First Lien/Second Lien Intercreditor Agreement.

The address of the New Agent for purposes of all notices and other communications hereunder and under the First Lien/Second Lien Intercreditor Agreement is                     ,                     , Attention of                      (Facsimile No.                     , E-mail address:                     ).

THIS CONSENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

4

IN WITNESS WHEREOF, the undersigned has caused this Consent and Acknowledgment to be duly executed by its authorized officer as of the day and year first above written.

[NEW AGENT]

By:
Name:
Title:

Acknowledged and Confirmed by, for purposes of the First Lien/Second Lien Intercreditor Agreement:

[                 ], as Applicable Second Lien Agent

By:
Title:
Name:

[                 ], as Applicable First Lien Agent

By:
Title:
Name:

PRIME SECURITY SERVICES BORROWER, LLC,

for itself and on behalf of the Pledgors

By:
Title:
Name: